Nationwide(R) VLI
Separate Account-2
December 31, 1995

[BEST OF AMERICA LOGO]

                                      '95

                                 ANNUAL REPORT


IN COOPERATION WITH:
DREYFUS CORPORATION
FIDELITY INVESTMENTS
NATIONWIDE FINANCIAL SERVICES, INC.
NEUBERGER & BERMAN MANAGEMENT INCORPORATED
OPPENHEIMER MANAGEMENT CORPORATION
STRONG FUNDS
TWENTIETH CENTURY COMPANIES
VAN ECK ASSOCIATES CORPORATION
VAN KAMPEN AMERICAN CAPITAL
WARBURG PINCUS FUNDS


[NATIONWIDE LIFE INSURANCE LOGO]

NATIONWIDE LIFE INSURANCE COMPANY
HOME OFFICE: COLUMBUS, OHIO




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                             [NATIONWIDE LIFE LOGO]



                                    [PHOTO]





                              PRESIDENT'S MESSAGE



Nationwide Life Insurance Company is pleased to bring you the 1995 annual report of the Nationwide VLI Separate Account-2.

Both equity and fixed income investments turned in a stellar performance during 1995. The major market indices ended the year fully one-third or more higher than their levels at the beginning of the year. These results equate directly to the returns enjoyed by our variable annuity participants and contract owners.

Low interest rates and modest inflation should provide a continued favorable environment for stocks and fixed income investments during 1996. Slowing levels of economic activity and uncertainty about corporate profits may, however, dampen a repeat of the strong 1995 market performance. The diverse offering of investment options within your contract should enable you to take advantage of changing market conditions.

The year 1995 was a record-setting sales year for our variable investment products. For this we thank you, our valued customer, for your confidence in the Nationwide Insurance Enterprise and in our products. Please do not hesitate to let us know how we can better serve your financial planning and retirement needs.


                              /S/ Peter F. Frenzer
                          Peter F. Frenzer, President



                                       2
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CONTENTS

HOW TO READ THE ANNUAL REPORT ..........................................   4
Explanation on how to read and understand
the various financial reports

A FEW WORDS ABOUT OUR FUNDS ............................................   6
Fund Objectives and Narratives
written by the fund managers*

FUND PERFORMANCES ......................................................  31

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY............  35

STATEMENTS OF OPERATIONS AND CHANGES
IN CONTRACT OWNERS' EQUITY .............................................  37


NOTES TO FINANCIAL STATEMENTS ..........................................  38

SCHEDULES OF CHANGES IN UNIT VALUE .....................................  42

INDEPENDENT AUDITORS' REPORT ...........................................  50



* The discussions refer to two stock market indexes. The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of 500 U.S. common stocks and the historical performance assumes the reinvestment of dividends. The Morgan Stanley Capital International Europe, Australia, Far East (EAFE) index is an unmanaged index of more than 900 companies from these regions. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

   The performance figures quoted by the fund managers do not include the annual mortality, expense and administration charges of the life insurance contract. The Fund's portfolio is subject to change.



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HOW TO READ THE ANNUAL REPORT


This Annual Report is sent to all customers who own a Nationwide life insurance contract with all or some of the funds in the Nationwide VLI Separate Account-2 (the Account). The Account is a separate account trust which offers investment options in thirty mutual funds from ten mutual fund houses. An explanation of the funds and their objectives can be found on pages 6 through 30.

The Annual Report has three major financial sections.


STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

This statement, found on page 35, lists all the funds in the Account, the number of shares owned, the amount paid for the shares (i.e., cost) and their market value on December 31, 1995. The market value of the assets change as the underlying mutual fund shares change in value. As contract owners make exchanges between the funds, the number of shares in each fund increases and decreases. When money is deposited (withdrawn) by contract owners, shares of the mutual funds are bought (sold) by the Account. The total market value of the funds is equal to the Total investments.

Accounts receivable, if applicable, is an asset of the Account for money market fund shares added to the contract owners' accounts, but not yet added to Total investments. Total investments plus Accounts receivable equals Total assets.

Accounts payable, if applicable, is a liability of the Account for money market fund shares deducted from the contract owners' accounts, but not yet deducted from Total investments.

Total assets minus Accounts payable equals Contract owners' equity. For a summary of Contract owners' equity by fund series turn to page 36.

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

These statements, found on page 37, show the activity in the Account from January 1 to December 31, 1995, 1994 and 1993.

The Investment activity section shows the changes in unrealized gain or loss of the mutual funds in the Account, realized gain or loss as shares of the funds are bought and sold, and dividends and capital gains earnings from the underlying mutual funds.

The Equity transactions section illustrates purchase payments received as new contracts are sold, existing contracts owners deposit additional funds, loans are processed against the Account, money is withdrawn, contracts are canceled and death benefits are paid.

Expenses are the charges associated with the contract. Note 2 on pages 39 and 40 outlines these charges.

Net change in contract owners' equity equals Investment activity plus Equity transactions minus Expenses.

The Contract owners' equity at the beginning of the period plus the Net change in contract owners' equity equals the Contract owners' equity at the end of the period. Contract owners' equity at the end of the calendar year will equal the Contract owners' equity at the beginning of the next year.



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
SCHEDULES OF CHANGES IN UNIT VALUE

As a contract owner, you invest in the mutual funds offered in your life insurance contract. However, you do not buy shares of the mutual fund. Instead, the Account buys shares of the fund and you in turn purchase units of the Account. Except for the units surrendered for the annual contract maintenance charge, the number of units you own will not change unless you contribute to or withdraw money from your account. The value of your contract can change based on the value of the units you own. For example, if you purchase 100 units at $10 per unit, the value of your contract is $1,000. If the value of the units increases to $12 per unit, your contract value increases to $1,200. Therefore, to determine the value of your account, multiply the number of units of each fund you own by the fund's unit value.

The Schedules of Changes in Unit Value show you the unit value at the beginning of the period and at the end of the period. The percentage increase (decrease) in unit value shows how it changed in value. This is computed by subtracting the beginning unit value from the ending unit value and dividing the difference by the beginning unit value. This can be used as a measure of the performance of the funds over the three annual periods reported.

As you review the following pages of the Annual Report, the Notes to Financial Statements on page 38 will also help explain and clarify the various statements and schedules.



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A FEW WORDS ABOUT OUR FUNDS

[DREYFUS LOGO]

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.


OBJECTIVE - To provide capital growth by investing in stocks that enhance the quality of life in America.


NARRATIVE BY DREYFUS CORPORATION

The Dreyfus Socially Responsible Growth Fund, Inc. performed nicely in 1995. The Fund's stellar results make the Dreyfus Socially Responsible Growth Fund, Inc. one of the top-performing socially-responsible equity funds. The Fund's returns also compare quite favorably with the Lipper universe of equity mutual funds putting it easily in the top of the second quartile of growth funds and in the second quartile of all equity funds. In our shareholder letter dated June, 1995 we stated our high level of confidence in achieving a superior level of returns and performance. We have begun to achieve that. As we look to 1996, we remain confident that the portfolio is positioned to continue this level of solid performance.

In terms of the economic sectors of the Fund, we made several changes in the weightings. The primary areas of focus for the fund have been Consumer Staples, Technology, and Financials. During the last six months we have increased the weightings in Technology and Financials, maintained the exposure to the Consumer Staples, while reducing the weightings in the Industrial sector. These thematic changes are indicative of our overall view of what is driving the current economic environment. The shift in Technology weight from 19% to 27% represents our belief that this traditional growth sector is experiencing a secular improvement in demand driven by global competition and productivity growth. We moved the Financials from 11% to 18% believing that the Fed would continue to lower interest rates and that our positions would continue to benefit from the consolidation trend in the industry. We reduced our weighting in the Industrial stocks due to continued concerns over the strength in the economy as well as valuation, both of which indicated that better opportunities were elsewhere. Consequently, we increased the average growth rate of securities in the Portfolio by focusing on more traditional growth sectors of the economy.

Year-to-date there are many individual securities that have contributed nicely to the positive performance trends of the Fund. In the Consumer Cyclical sector, Regal Cinemas, Capital Cities ABC, Walt Disney, Nike, and Phillips Electronics have had superior performance. These names represent secular growth stocks that will grow regardless of the economic environment because of globally-oriented, diversified operations. Among Consumer Staple stocks in the portfolio that have contributed to performance, Coca-Cola, Cordis, Amgen, Medtronic, Becton Dickinson, Bristol Myers and Merck are a few standouts. The food, beverage and household products companies have benefited from more positive investor sentiment toward their long term, globally-driven growth rates. The health care stocks benefited from an improved outlook for their operations due to the rising optimism for new drug approvals and investor confidence in the consistency of their growth.

Stock selection in the Financial area contributed mightily to the Funds positive results as did a more benign interest rate outlook. Advanta, a credit card company, and banks such as Citicorp, Bank of New York, Baybanks and Midlantic, and specialty financial services companies such as Green Tree Financial, a provider of mobile home financing, and Federal National Mortgage Corp. performed beautifully for the majority of the fiscal year. Additionally, insurers American International Group and Allstate rose on expectations of lower interest rates and possible industry consolidation.


+  "Standard & Poor's 500", "S&P 500(R)" are trademarks of the Standard &
   Poor's Corporation and have been licensed for use. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.
++ Formerly the Dreyfus Life and Annuity Index Fund.



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
SOCIALLY RESPONSIBLE GROWTH FUND, INC. (CONT'D)

Our focus in the Technology sector was in stocks of companies with fairly established market positions, superior technology, and outstanding management teams. Individual issues such as 3Com, Applied Materials, Hewlett Packard, Linear Technology, and SunMicrosystems, were all stellar performers. Each of these companies stand to benefit not just from demand for a single product, but a broad, diversified product offering with multiple down-stream beneficiaries. These qualities lower the risk profile of the Fund's technology weighting relative to the typical technology stock and lowers the general level of volatility in that sector.

Overall, from a stock selection standpoint the Fund has benefited from the rising tide of takeovers that has been prevalent this year. Companies are under pressure to grow revenues in a very competitive environment and are therefore buying other firms to broaden and deepen their product offerings. Several Fund holdings were taken over this year: Cordis, a medical technology firm; Baybank, a large regional banking firm; Capital Cities ABC, broadcasting company, and Scott Paper, paper manufacturer. There are several other names in the Portfolio that we believe will benefit from this theme over the coming years.

Going forward we feel that the Federal Reserve's hold on the market will persist, however, this time we expect that the Fed's action will benefit stocks because rates will actually be reduced rather than raised, as the economy shows signs of slowing. The Dreyfus Socially Responsible Growth Fund, Inc. is well positioned to benefit from such a trend. We are confident that the Fund is positioned to achieve performance superior to funds that do not have our socially-responsible charter. Now that the transition of fiscal 1995 is over, we are getting down to the business of providing superior returns to our shareholders while honoring your socially-responsible investment objectives. We are confident in the outlook for the Fund and appreciative of the demonstrated confidence of our shareholders. We take your socially-responsible directives seriously as we endeavor to provide the maximum return on and return of shareholder capital.


DREYFUS STOCK INDEX FUND++

OBJECTIVE - To provide investment results that correspond to the price and yield performance of the S&P 500.+

NARRATIVE BY DREYFUS CORPORATION

The objective of the Stock Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Price Index, better known as the S&P 500.

The manager generally selects stocks for the Fund's portfolio in the order of their weightings in the S&P 500, beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the S&P 500, the percentage of such assets invested in each stock is approximately the same as the percentage it represents in the S&P 500.

The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. The Fund's ability to correlate its performance with the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 is calculated by Standard & Poor's Corporation, the timing of purchases and redemptions, the size of the Fund's portfolio, and the size of cash flow into and out of the Fund. There can be no assurance that the Fund's investment objective will be achieved and an investment in the Fund involves risks similar to those of investing in common stocks.



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[FIDELITY INVESTMENTS LOGO]

VARIABLE INSURANCE PRODUCTS FUND


EQUITY-INCOME PORTFOLIO

OBJECTIVE - To seek reasonable income by investing primarily in income-producing equity securities.

AN INTERVIEW WITH BETTINA DOULTON,  PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM, BETTINA?

A. Compared to its peers, the Fund did very well over the past 12 months. However, it slightly trailed the performance of the Standard & Poor's Composite Index for the 12-month period. The index had a total return of 37.58% for the 12 months ended December 31, 1995. The stock market rally in 1995 was narrow - led by the technology and finance sectors, as well as large-cap and blue-chip stocks
- and many funds did not beat the performance of the index during the past 12 months.

Q. WHAT HELPED THE FUND'S PERFORMANCE?

A. The Fund's performance came from a number of sectors, including finance and telephone utilities, as well as from some of the larger holdings, including the Fund's largest investment, Philip Morris. This company's business was propelled by gains in market share for its Marlboro brand domestically, and by increased volumes and profits in its international tobacco business.

Q. LET'S TAKE A LOOK AT YOUR INVESTMENTS IN THE FINANCE SECTOR. WHICH STOCKS HAVE TURNED OUT WELL?

A. The Fund's finance investments are fairly diverse. I pick the stocks for the fund one-by-one, but many of the top performers over the past 12 months came from this sector. Among them, Citicorp benefited from growth in its emerging market credit card business. Fannie Mae - the Federal National Mortgage Association - was helped by improved business conditions, a strong supply of mortgages and widening spreads, such that profit growth was solid. And American Express, having restructured in order to reduce costs, posted strong and consistent earnings growth from improved marketing of its existing and new credit card products. Beyond that, some of the Fund's insurance stocks - GenRe, American International Group, Aetna and CIGNA - contributed well to the Fund's return.

Q. HOW ABOUT TELEPHONE UTILITIES?

A. I've owned several of the regional Bell operating companies, such as Ameritech, BellSouth, Bell Atlantic, NYNEX and SBC Communications. The regulatory environment is improving on a state-by-state basis, allowing these companies to focus more on profitability and competitiveness. They've also been able to improve revenues by offering value-added services, such as call waiting and caller identification, cellular services, and additional access lines for computer modem use.

Q. WHICH STOCKS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?

A. A couple of areas were disappointing. First, Wal-Mart struggled as it went through a major transition. It was upgrading and expanding its older, most profitable stores, converting them into so-called super centers - general merchandise stores with grocery stores attached. The negative impact on the company's profits associated with this process - as well as the difficult retail environment - was worse and more prolonged than anticipated. Second, despite better managing their account bases and internal operations, WMX Technologies and Browning-Ferris Industries - broadly based pollution control companies - were hurt by the weakening economy, such that the pace of revenue and profit growth was not as strong as expected.

Q. GENERAL ELECTRIC WAS ONE OF THE FUND'S TOP FIVE STOCKS AT THE END OF THE PERIOD. WHY WAS IT ATTRACTIVE TO YOU?

A. GE offered a diverse business portfolio, shareholder-oriented management and a consistent earnings history, qualities that appeared attractive given the economic climate. I felt the same way about Emerson Electric and Allied Signal. These companies - through geographical expansion and improvements in productivity - were able to sustain consistent earnings and free cash flow. I believed the economy was weakening to an extent that the relative performance expected from these companies would be rewarded.

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EQUITY-INCOME PORTFOLIO (CONT'D)


Q. DOES THAT MEAN YOUR OUTLOOK IS COLORED BY CONCERNS FOR THE ECONOMY?

A. Yes it does. Economic indicators point out that the economy is slowing. Wages have been stagnant and consumers' disposable income is down. Interest rates will have to decline, in part so that capital will flow back into the developing economies, believed to be a prime driver for future global economic growth including U.S. exports. As it stands at the end of 1995, economies outside of the U.S. also have slowed, leading me to believe that demand for U.S. exports will wane. Given this backdrop, I have concerns about corporate profitability in 1996 and think it will be a tough investing environment. As a result, I'll be looking for companies with aspects to their business that will enable them to sustain good earnings growth despite a weakening economy.


GROWTH PORTFOLIO

OBJECTIVE - Seeks to achieve capital appreciation.

AN INTERVIEW WITH LAWRENCE GREENBERG, PORTFOLIO MANAGER

Q. LARRY, HOW DID THE FUND PERFORM?

A. Although the Fund did very well compared to its peers, it slightly lagged the Standard & Poor's Index, which returned 37.58% for the 12-month period ended December 31, 1995.

Q. WHY WAS THE STOCK MARKET SO STRONG IN 1995?

A. In my opinion, two things really drive the equity market: strong earnings and declining interest rates. During most of 1995, we had both. This really played into the hands of the kinds of growth stocks the Fund owns. Many of these stocks represent fast-growing companies which are able to grow faster than other companies in a slow but expanding economic environment. They also can benefit more from a declining interest rate environment.

Q. THE FUND'S TECHNOLOGY WEIGHTING HAS BEEN REDUCED, BUT, AT APPROXIMATELY 32.7%, IT REMAINED THE LARGEST SECTOR AS OF DECEMBER 31, 1995. DO YOU THINK THIS AREA OF THE MARKET CAN KEEP UP THE TORRID PACE OF GROWTH WE SAW IN 1995?

A. Probably not. What we saw in 1995 was strength across the board. For the most part, earnings grew as fast as the stock prices went up. Therefore, despite good appreciation, multiples (price-to-earnings) didn't go up that much. I don't think investors can expect the same level of growth in 1996 as they did in 1995. I think investors can expect to see more of an environment of the haves and have-nots, with specific companies leaving others behind.

Q. SO HOW WILL YOU MANAGE THE FUND'S TECHNOLOGY HOLDINGS GOING FORWARD?

A. I intend to approach the technology sector on a more selective basis, looking at individual areas showing strength. For example, corporate America's move from mainframe computing to client-server computing, along with the rise of the Internet, may continue to benefit networking and database companies. These companies provide the hardware and software for the new corporate networks.

Q. WHAT WAS THE ATTRACTION TO UTILITY STOCKS, WHICH MADE UP 9.4% OF THE FUND'S INVESTMENTS AT THE END OF DECEMBER?

A. All of the Fund's utility holdings are in the telecommunications industry. I believe the telecommunications industry offers excellent growth opportunities both domestically and abroad as diversification, privatization, globalization and proliferation of wireless communications continue to create a strong demand outlook.

Q. IN THE FUND'S SEMIANNUAL REPORT, YOU DISCUSSED THAT YOU HAD CUT BACK ON THE FUND'S HEALTH CARE EXPOSURE BECAUSE OF CONCERNS SURROUNDING FEDERAL HEALTH CARE REFORM. WHAT'S HAPPENED SINCE THEN?

A. I slowly raised the Fund's stake in health care stocks as values presented themselves. Congress and the president continue to haggle over the future of Medicare and Medicaid, but I anticipate that government cutbacks in spending could force more Medicare users toward HMOs. Therefore, I added more HMOs to the portfolio.

Q. WERE THERE ANY DISAPPOINTMENTS IN 1995?

A. Sure. Disappointments came on two fronts. First, in September, the technology sector slowed somewhat as several corporate earnings disappointments fueled investors' concerns that the sector had become overvalued. As this occurred, investors moved to more defensive, consumer-oriented stocks such as Coca-Cola, PepsiCo, Merck and Pfizer. In hindsight, I wish I had been able to make this shift earlier. Second, the underperformance of several of the Fund's retail stocks hindered performance. Building supply companies Home Depot and Lowe's, for example, were hurt by falling lumber prices and a drop in demand with the slowdown in the housing market.

Q. SO WHAT'S YOUR OUTLOOK?

A. As I mentioned earlier, the real fuel for a strong market - good corporate earnings and declining interest rates - will probably not be as strong in 1996 as it was in 1995. Given what we know now, though, I believe, barring any unforeseen changes, the market environment may still be constructive for stocks this year.


HIGH INCOME PORTFOLIO

OBJECTIVE - Seeks to obtain a high level of current income by investing primarily in high risk, lower-rated, high-yielding, fixed income securities, while also considering growth of capital.

AN INTERVIEW WITH BARRY COFFMAN, PORTFOLIO MANAGER

Q. HOW HAS THE FUND PERFORMED, BARRY?

A. It did well relative to its peers and to its benchmark. For the 12 months ended December 31, 1995, the Merrill Lynch High Yield Master Index returned 19.91%.

Q. WHAT KIND OF YEAR WAS 1995 FOR THE HIGH-YIELD MARKET?

A. 1995 was very strong in absolute terms, but it was unusual in that it was the first time in several years that the high-yield bond market underperformed both the Treasury and stock markets. Some of the same factors that boosted the Treasury market - namely concerns about a slowing economy and fears of a recession - kept high yield bonds from performing as well as Treasuries. That's because investors feared that a slowing economy would translate into lower earnings and deteriorating credit quality for some high yield companies. In addition, a slight increase in the number of companies that defaulted on their debt last year - and rising expectations that the default rate will increase slightly in 1996 - caused the high-yield market to underperform the stock market.

Q. WAS THERE ANY PARTICULAR REASON THE FUND OUTPERFORMED BOTH ITS PEERS AND ITS BENCHMARK?

A. I think it's important to point out that the Fund outperformed even though it was underweighted, relative to the index, in securities rated "Ba". Those securities outperformed as a group due to their higher sensitivity to interest rates and the widening of credit spreads during the year. The key to the Fund's better performance can be attributed to the strength of its individual holdings and its lower exposure to some sectors - like retail - which significantly underperformed. The Fund's largest holding at the end of the period - PanAmSat Corp., which operates an international satellite communications system and provides satellite services to the broadcasting and business communications market, performed quite well. The company launched a third satellite and continued to have a large backlog of contracted time from companies, including ESPN and Viacom, for its existing and yet-to-be-launched satellites. Another of the Fund's strong performers was Big Flower Press, a large specialty printer of advertising inserts, comics and television guides. I invested in the bonds and equity of this company, both of which did well as its fortunes improved.

Q. HOW DID THE FUND'S GAMING HOLDINGS DO?

A. Performance was mixed. On one hand, there were few new jurisdictions that approved gaming facilities in 1995. That lack of new competition and good growth in the Atlantic City market, in particular, helped many of our casino holdings. On the other hand, Harrah's Jazz was a disappointment. In November, the company filed for bankruptcy protection. I eliminated the bonds after the bankruptcy declaration. However, Harrah's problems don't appear to have had any residual effects on other casino holdings.

Q. WHAT TYPES OF INVESTMENTS DID YOU ADD OVER THE PAST SIX MONTHS?

A. I focused on finding smaller companies that didn't have much visibility in the market - meaning that few investors followed them. I bought companies in which I developed a high degree of confidence regarding their future business plans. As an example, one recent addition to the Fund was Mother's Work, the largest retailer of maternity clothes. In 1995, the company bought two of its primary competitors and now controls more than half of the country's maternity stores.

Q. WHAT'S YOUR OUTLOOK?

A. The high-yield market's performance will obviously be dependent on the health of the economy. And in my view, there's no way of knowing for sure what the outcome will be. So I'll continue to look at each company, attempting to assess how it's likely to do in a variety of economic environments. I'll focus on finding companies that are properly capitalized, with sufficient financial flexibility and business fundamentals that can withstand a downturn in the economy.


OVERSEAS PORTFOLIO

OBJECTIVE - To seek long term growth of capital primarily through investments in foreign securities.

AN INTERVIEW WITH JOHN HICKLING, PORTFOLIO MANAGER

Q. JOHN, HOW HAS THE FUND PERFORMED?

A. For the 12 months ended December 31, 1995, the Fund's performance slightly trailed that of the Morgan Stanley EAFE Index - a broad measure of stocks in Europe, Australia and the Far East. The index had a total return of 11.21% for the 12-month period.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. I think the main factor was that I thought the effects of slowing economic growth on earnings estimates would have an impact on stock prices somewhat before their effect was really felt. For example, I avoided cyclical stocks - those that tend to rise and fall with the economy, such as paper and forest product companies - but they didn't start to come down until the fourth quarter. Instead, I focused the Fund on what I would call defensive stocks. These investments included Unilever, a consumer nondurable stock that tends to post solid earnings regardless of the economic climate; and financial investments such as ING Groep, which generally benefit from the interest rate declines we've seen during the year. These stocks helped the Fund, but not until the fourth quarter.

Q. LET'S TAKE A CLOSER LOOK AT HOW YOU POSITIONED THE FUND DURING THE PAST YEAR.

A. Most of 1995 was frustrating because, historically, markets around the world have shown a higher correlation to the U.S. market than we've seen this year. In addition, foreign stock market performance generally did not coincide with the strong performance seen in many bond markets. The slowdown experienced by many economies led to lower interest rates, an environment that generally is supportive for stock markets as well. That's because lower rates can reduce companies' borrowing costs and make alternatives to stock investing less attractive. Furthermore, the good performance in several foreign markets was narrow, driven by the strength of only a few stocks. Looking specifically at the Fund, more investments were in Japan than elsewhere - 21.2% at the end of the period - although the Fund held less there than is included in the EAFE index. This is a market that struggled through most of the year, although it rebounded in the fourth quarter. The Japanese banking sector performed well through the first part of the year and in the fourth quarter. However, the Fund didn't participate, because its Japanese investments were focused on exporters; companies with electronics or technology-oriented businesses, such as Matsushita Electric, Hitachi and Omron; retailers such as Ito-Yodako; and financial stocks such as Nomura Securities. In the second half of the year, though, some of these stocks rebounded, because the yen started to weaken versus the dollar, making these companies' products less expensive abroad.

Q. YOU ALSO INVESTED A FAIR AMOUNT IN THE UNITED KINGDOM...

A. That's right, 12.8%, about as much as is included in the EAFE index. This has been one of the best performing markets outside of the U.S., led, for the most part, by financial stocks including Barclays and National Westminster Bank. In the early part of 1995, a number of consumer non-durable stocks helped the Fund, including brewers Bass and Whitbread.

Q. LET'S TURN TO EMERGING MARKETS...

A. At the end of last year, when emerging markets dropped sharply after Mexico's devaluation of the peso, I had minimal investments in emerging markets. I started adding some emerging market stocks in May, including Mexican banks as well as investments in Brazil, Chile and Southeast Asia. One stock that turned in a very good performance was Sampoerna, an Indonesian cigarette company. One of the main reasons I own this stock and Matahari, an Indonesian retailer, is that the standard of living for many Indonesians is on the rise. With wages and disposable income growing, demand for items such as cigarettes, beer, toothpaste and clothing has been increasing. The Fund's investments in Unilever and Nestle also gave it some exposure to this growth in consumer nondurable spending in emerging markets.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A. At the end of the year, overseas markets started to catch up to the U.S. market. Investors have started to become more actively interested in opportunities abroad, attracted by, among other things, cheap stock valuations. Prospects for foreign markets seem to be improving, in absolute terms and relative to the U.S. After the mixed performance we've seen from international markets over the past few years, a contrarian investor might become more interested in foreign markets from a risk/reward perspective. Foreign markets could outperform the domestic market for the first time in a long time.

VARIABLE INSURANCE PRODUCTS FUND II

ASSET MANAGER PORTFOLIO

OBJECTIVE - To seek high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short term fixed income securities.

AN INTERVIEW WITH ANDY OFFIT, PORTFOLIO MANAGER

Q. ANDY, HOW DID THE FUND PERFORM?

A. Quite well in absolute terms, reasonably well in relative terms, during a year in which the performance standard was unusually high. During 1995, Asset Manager produced an impressive, double-digit total return, in line with the average for all global funds that invest in stocks and bonds. Looking back, there was both good news and bad news. The good news had to do with asset allocation. When I took over the Fund in early spring, only about 30% of the Fund's assets were invested in stocks. I immediately set about increasing that allocation, nearly reaching Asset Manager's 60% cap on stocks by the end of May, and the Fund profited as a result. The bad news had to do with country allocation. Asset Manager included both foreign and domestic stocks in its mix, and during 1995, foreign markets failed to keep pace.

Q. HOW WERE THE FUND'S ASSETS DISTRIBUTED AT THE END OF THE PERIOD?

A. About 58% stocks, 30% bonds and 12% cash equivalents. Foreign investments, mostly stocks, totaled 28% of the Fund's assets. Those numbers have not changed appreciably during the past six months. Compared to a year ago, however, the Fund has significantly more stocks, fewer bonds and less cash. Also, the Fund had an 18% stake in emerging markets one year ago, but only 4% at the end of the period.

Q. HOW DID YOU APPROACH INVESTING IN TECHNOLOGY STOCKS?

A. I certainly didn't ignore the sector. At one time, technology stocks totaled almost 10% of the Fund's assets. I look for compelling situations where the potential for gain exceeds the potential for loss. When I find those companies, I like to make large commitments. That's evident in the declining number of individual stocks in the Fund - about 250 at the end of the period, down from over 500 six months ago. Using my bottom-up criteria, I saw opportunities in several technology stocks early in the year, and staked out big positions in companies such as IBM, Compaq, Intel and Microsoft. However, as the summer wore on, my outlook shifted. I began to see more room for technology stocks to fall if things went wrong than to continue rising if things went well. At that point I began taking profits and investing the proceeds elsewhere. In retrospect, it was the right call, but too early.

Q. WHERE ELSE DID YOU LOOK FOR VALUE IN U.S. STOCKS DURING 1995?

A. Several of the Fund's best investments were defense stocks, including Northrop Grumman and General Dynamics. Both have achieved strong positions in a consolidating industry by generating cash and using that cash to pay down debt and make acquisitions. The Fund also did well with energy stocks, including Kerr-McGee, an oil company, and two oil-service companies: Reading & Bates and Tidewater. Unfortunately, several of the Fund's larger positions, including Chrysler, were flat performers.

Q. WHERE WAS THE FUND'S FOREIGN EXPOSURE?

A. Mainly in Japan, about 18% of total assets. While results so far have been disappointing, I see Japan as a classic example of an investment opportunity where the potential for gain exceeds the potential for loss. The yen has started to weaken, consumer sentiment is improving and the economy is beginning to grow for the first time in five years. I began last spring investing in Japanese consumer electronics companies, including Mitsubishi Electric, and Hitachi. Lately my focus has shifted to cyclical sectors that could benefit from an economic rebound.

Q. WHAT WAS YOUR BOND STRATEGY?

A. Earlier in the year, the Fund had fairly large exposure to so-called junk bonds - those with credit ratings below "Baa" or "Bbb" from one of the bond rating agencies. Most did quite well, but as the economy has slowed down, I've moved increasingly into U.S. Treasuries. As the difference between long-term and short-term interest rates has narrowed, I've concentrated on securities in the middle of the yield curve, with maturities between 10 and 15 years. They seem to offer the best balance between attractive yield and the potential for price gains going forward.

Q. WHAT'S THE OUTLOOK?

A. Promising. Moderate growth and benign inflation mean interest rates could head still lower in the months ahead, providing an attractive backdrop for both stocks and bonds. Another key in 1996 will be how well foreign stocks perform, especially the fund's stake in Japan. I believe Japan, rather than Europe or the United States, has the greatest potential for gain in the months ahead.


CONTRAFUND PORTFOLIO

OBJECTIVE - Seeks to achieve capital appreciation.

AN INTERVIEW WITH WILL DANOFF, PORTFOLIO MANAGER

Q. HOW DID THE FUND PERFORM, WILL?

A. The Fund performed well. Since its inception on January 3, 1995 through the end of the period December 31, 1995, the Fund outperformed the S&P 500 Index, which rose 37.58% during the same period.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A. The Fund beat the average growth fund in 1995 primarily because it invested heavily in technology stocks in the first three quarters of the year and took profits earlier than most funds in the fourth quarter. The Fund also de-emphasized sectors sensitive to the consumer and the economy, such as retailing and transportation, which performed poorly in 1995. The second half of the year was dominated by the slowing U.S. economy, which boosted prices of bonds and interest rate-sensitive stocks, but caused many companies, particularly those sensitive to the economy, to report disappointing earnings. The major factor influencing results of the Fund and the overall market in the second half of the year was the peaking of the technology sector. The Fund reduced its weighting in technology stocks from 32% at the end of June to about 18% at the end of the year.

Q. YOU CONTINUED TO INCREASE THE FUND'S HOLDINGS IN THE ENERGY SECTOR DURING THE PERIOD. WHAT WAS YOUR STRATEGY?

A. Expectations in the sector were low. I recently read an article in The Wall Street Journal entitled, "For Oil Traders, 1996 Is Looking Bad or Worse." This headline captured the market's pessimistic view of oil prices and also was indicative of its negative bias toward energy stocks. Most energy service stocks have traded sideways for the last five years, performing dramatically worse than the average stock, which has more than doubled during the same period. But, while oil and gas prices have held steady, many of the energy service companies have improved their operations significantly. Many of these companies, including the Fund's holdings Schlumberger and Camco International, have cut costs and capital needs meaningfully, increased market shares by acquiring smaller competitors or watching them go out of business, and strengthened their product lines by introducing or acquiring new, often high tech solutions for their customers.

Q. WHERE ELSE DID YOU FIND INVESTMENT OPPORTUNITIES?

A. The Fund has raised its weightings in Japan during the past six months, accounting for about 3% of the fund at the end of 1995. Japan has been in a bear market for the last five years and the average stock has fallen more than 50% during that time. Expectations for the market and the economy have been extremely low, with many local investors having put their savings everywhere but the Japanese stock market despite near record low valuations on many stocks. In contrast to the lousy investor sentiment, corporate fundamentals have been improving. Forced by the strengthening yen and the weak domestic economy, Japanese companies have cut costs significantly to stay competitive in the world marketplace and stabilize their eroding profits.

Q. WHAT INVESTMENTS HAVEN'T WORKED OUT AS YOU WOULD HAVE LIKED?

A. The biggest disappointment during the past six months was not selling the technology holdings sooner and faster. The investing environment was characterized by excessive optimism, as seen in the record numbers of initial public offerings of small technology companies, the media excitement over Microsoft's Windows 95 and the growing popularity of the Internet, as well as record asset growth for technology sector mutual funds and extremely high valuations relative to corporate profits.

Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A. The Fund is positioned cautiously for the first half of the year. Last year's near record bond market performance, which helped propel the stock market to new highs throughout the year, is unlikely to repeat itself. The Federal Reserve Board has already cut interest rates twice in the last six months so the economy, although weak in spots, will probably not deteriorate further. A stronger - or better than expected - economy should push interest rates up and could force the stock market to fall. In addition, the stock market has been trading at very high historic valuation levels relative to corporate earnings and dividends. The market has gone without a 12% correction for over five years
- the longest streak ever. Given the expensive prices of U.S. stocks currently, the Fund is positioned conservatively for opportunities if the market falls this year.

[NATIONWIDE FINANCIAL SERVICES, INC. LOGO]

NATIONWIDE(R) SEPARATE ACCOUNT TRUST


CAPITAL APPRECIATION FUND

OBJECTIVE - To obtain long-term growth.

NARRATIVE BY CHARLES BATH, FUND MANAGER

The Capital Appreciation Fund benefited from the excellent performance of the broadcasting sector due to several high profile acquisitions in this industry. CBS was one of the largest holdings in the Capital Appreciation Fund prior to its acquisition by Westinghouse. I have invested in the broadcasting industry for several years due to the industry's significant free cash flow, reasonable valuation, and shareholder-oriented managements. These investments have paid off handsomely. I am attempting to maintain significant investments in the broadcasting industry through ownership of Disney (Walt) Co. and Tribune Co. These are diversified media companies with significant broadcasting investments. These companies are also characterized by strong free cash flow and solid managements.

I have continued to maintain minimal investments in technology stocks. IBM was recently purchased due to its attractive valuation and strong balance sheet. However, I anticipate the Capital Appreciation Fund's technology weighting will remain low. Companies in this sector are often characterized by intense competition and speculative valuation. While these stocks have performed very well the past few years, I feel it would be a mistake to make significant investments in this highly volatile market sector.

The cyclical exposure in the Capital Appreciation Fund was increased with the recent purchases of Bowater and Champion International. Cyclical stocks performed poorly in the second half of 1995 due to concerns regarding the strength of the economy. It has consistently been my strategy to focus on attractive values rather than to make economic predictions. While these paper companies will probably remain small holdings, their modest valuations provide an attractive investment opportunity.


GOVERNMENT BOND FUND

OBJECTIVE - To provide as high a level of income as is consistent with the preservation of capital.

NARRATIVE BY WAYNE FRISBEE, FUND MANAGER

During 1995 those bond market investors that stayed invested during a difficult prior year were rewarded for their patience. Long-term interest rates dropped by approximately 190 basis points during the year resulting in significantly higher prices for bonds and bond funds. Intermediate-term interest rates dropped by even more than long-term rates with rates on the five-year U.S. Treasury note, for example, falling from 7.83 percent to 5.37 percent. The Government Bond Fund participated in this rally by maintaining market exposure as interest rates declined during the year.

The rally in the fixed-income markets has been due to the confluence of several factors. The most notable of these are the perception of an improving fiscal policy in the United States, and a Federal Reserve that is given credit for engineering an economy that has continued to expand without igniting inflation concerns. Continued reports of subdued inflation have been interpreted both as signs of successful Federal Reserve policy and as indications of continued value in the bond market.

The Government Bond Fund continues to be invested in sectors of the government, agency, and mortgage-backed markets perceived to be undervalued. Approximately one-third of portfolio assets are invested in the Collateralized Mortgage Obligation (CMO) market. The additional yield on these conservatively-structured investments continues to make them attractive portfolio holdings.

MONEY MARKET FUND

OBJECTIVE - To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

NARRATIVE BY KAREN MADER, FUND MANAGER

Short-term interest rates rose during the first half of 1995. The Federal Reserve increased rates due to both an expanding economy and concern about inflation. By July 1995, the scenario had changed. Expansion and inflation concerns had diminished leading to a reduction in the Fed Funds rate to the current rate of 5.50% from 6.00%. The Federal Reserve reduced the Fed Funds by 25 basis points in both July and December of 1995. In the near future, the Federal Reserve may decide to lower rates again if economic indicators point to a slowing economy.

The Separate Account Money Market Fund continues to invest in only the highest rated money market instruments. An internal credit review is completed on every company that the Fund invests in. The Fund's yield remains competitive with the other funds included in Donoghue's Taxable First Tier Money Market Group.


SMALL COMPANY FUND

OBJECTIVE - To seek long-term growth of capital by investing in equity securities of small-capitalization companies.

NARRATIVE BY NATIONWIDE FINANCIAL SERVICES, INC.

The Small Company Fund commenced operations on October 23, 1995. The Fund combines the efforts of five investment managers that provide sub-advisory services: Dreyfus Corporation, Neuberger & Berman, L.P., Strong Capital Management, Inc., Van Eck Associates Corporation, and Warburg Pincus Counsellors, Inc. Cash is allocated to each sub-adviser who then manage their portion of the portfolio on a discretionary basis. Van Eck works with Pictet International Management Limited to invest primarily in non-U.S. securities. The other four managers principally invest in domestic companies.

As of December 31, 1995, total net assets were approximately $17.2 million with 73% invested in domestic securities and 11% invested internationally. Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies with market capitalizations of less than $1 billion at time of purchase.

The Fund will be measured against the Russell 2000 Index, a widely accepted benchmark for small capitalization performance. This benchmark represents an unmanaged index of 2000 small capitalization stocks which includes reinvestment of dividends.


TOTAL RETURN FUND

OBJECTIVE - To obtain a reasonable long term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NARRATIVE BY JOHN M. SCHAFFNER, FUND MANAGER

In 1995, the stock market was led upward for the first three quarters by exceptional strength in the technology sector. In the final quarter, technology stocks were weak but the market as a whole continued upwards, as leadership shifted to blue chip stocks.

The Total Return Fund's performance in 1995 was influenced significantly by strength in energy stocks, where the Fund, with about 14% of assets, is overweighted. Financial stocks, where the Fund has a weighting of about 11%, also recorded strong year over year performance as did telecommunications, where the Fund's asset weighting is about 10%. Several of the stocks the Fund categorizes as conglomerates, such as Eastman Kodak, Honeywell, Rockwell International and EG&G also performed well. Holdings in chemicals, especially specialty chemicals, lagged the market, as did the Fund's holdings in the auto industry and machinery and capital goods.

The Fund is currently shifting its emphasis in the financial sector. Weightings in commercial banks are being reduced in favor of increased holdings of insurance stocks. Bank stocks in general are selling at multiples of book, close to recent premiums paid in takeovers. In addition, most banks are not positioned as well as insurance companies to take advantage of future asset accumulation as the population ages and saves more for retirement. The Fund has also increased its exposure to technology on recent weakness in this sector, buying IBM and adding to Intel. The policy to control exposure to this sector, outlined in the previous report, remains in effect. The Fund's technology holdings are only in the strongest companies, with reasonable valuations and good capital gain potential, with a limited commitment of total assets.


                               NEUBERGER & BERMAN
                                MANAGEMENT INC.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

GROWTH PORTFOLIO

OBJECTIVE - The Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average potential for long-term capital appreciation.

NARRATIVE BY MARK GOLDSTEIN, PORTFOLIO MANAGER

The Growth Portfolio benefited from a strong bull market in 1995, as many of our highest sector weightings fully participated in the market's rise. Lower interest rates and strong earnings results provided the major impetus for equity markets. Among the best performing sectors were financial, technology, health care, and certain specialty retailers. The most significant purchases in 1995 were in the HMO industry, as Wall Street analysts abandoned the sector earlier in the year due to worries about more competitive pricing and rising medical costs. As the HMO valuations fell to historically low levels relative to its 20% industry growth rate, we added significantly to our HMO holdings. In the fourth quarter of the year the HMO industry provided some of the best returns in the Portfolio.

Within the financial services sector, CITICORP, Wells Fargo, Finova Group, and Capital One Financial provided strong returns. CITICORP and Wells Fargo exceeded earnings expectations and both companies continued to aggressively repurchase their own shares. Finova Group is a major commercial finance company which has made several acquisitions in recent years. Capital One Financial is a credit card issuer that has been growing rapidly.

Technology, our best performing sector through September, included major positions in Intel, Texas Instruments, and Micron Technology. This sector weakened during the final quarter as pricing concerns surfaced due to rising capacity additions in the Far East. With production costs falling 25%-30% per year, we believe industry margins should remain stable for the foreseeable future. We have recently added to our positions.

In spite of a weak retail sector, our specialty retail positions contributed positively to performance. Staples and Viking Office Products in the business sector, General Nutrition Companies and Rite Aid in the health care sector, and Circuit City, the leader in consumer electronics, all posted strong gains.

Overall, we are pleased with how 1995 turned out for the Portfolio, despite a drop-off in fourth quarter performance due to weakness in technology, finance, gaming and restaurant stocks. We hope to continue to provide shareholders with excellent long-term returns by tackling each stock individually on a fundamental value ("Bottom-up") basis, and in doing so uncover fast-growing companies with entrepreneurial managements and pristine balance sheets.

LIMITED MATURITY BOND PORTFOLIO

OBJECTIVE: To provide the highest level of total return, consistent with preservation of capital.

NARRATIVE BY THERESA HAVELL & THOMAS WOLFE, PORTFOLIO CO-MANAGERS

1995 produced outstanding returns in the Portfolio, a result of a dramatic lowering of yields as the market perceived a slowing economy and a lessening of inflationary pressures. The Federal Reserve Board appeared to agree with the market's view and lowered the Fed Funds rate by 25 basis points in early July and again in December.

The duration (the measure of how bond prices respond to shifts in interest rates, taking into account maturity, coupon, call protection and other factors) of the Portfolio was extended in the first half, then held steady during the summer months as the rally subsided as market participants became concerned about a pickup in economic activity. However, by the end of the third quarter inflationary expectations declined and rates resumed a downward trend. We again extended duration in October, which greatly benefited fourth quarter performance.

Our fundamental view remains bullish. The inflation outlook for the U.S. is the best it has been in years. We believe that monetary policy remains somewhat restrictive and the budget that comes out of Washington will be positive for fixed income markets.

During the fourth quarter, we added investment-grade corporate bonds and high-quality asset-backed securities to the Portfolio. This allowed us to take advantage of slightly higher yield premiums, which were available at reasonable prices. We believe the fundamentals of these two sectors remain solid and that significant incremental returns will result from our relatively heavy weightings. We remained underweighted in mortgages throughout the year as the interest rate rally resulted in their under-performance versus other sectors. We will stick to our discipline of holding primarily investment-grade credits and not attempting to predict the direction of rates, as well as stressing the preservation of principal and steady income production.


PARTNERS PORTFOLIO

OBJECTIVE - The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk.

NARRATIVE BY MICHAEL KASSEN & ROBERT GENDELMAN, PORTFOLIO CO-MANAGERS

1995 was a splended year of total return gains for AMT Partners Portfolio, fostered by extraordinary appreciation in the domestic equities markets and, consequently, a majority of the Portfolio's holdings.

The Portfolio kept broad exposure to the bull market, and found investments in many industry types and market capitalizations. Financial and industrial cyclical stocks kept a large presence in the Portfolio, where numerous high-quality value stocks were found. These, plus a number of technology and health care stocks, wended their way to new highs as the equity markets reached one record after another.

In the first half of 1995, we increased our position in Progressive Corporation, a leading underwriter of property and casualty insurance, after seeing strong intrinsic value and an overdue rebound lying beneath certain tarnished finance stocks. The company extended its superb long-term earnings growth record and its share price rose steadily.

In health care, Columbia/HCA Healthcare was well positioned to take advantage of the consolidation in the nation's health care delivery systems. The company aggressively expanded its market presence through joint ventures and acquisitions, and its share price bounded back from first quarter lows significantly by year's end.

Technology and paper stocks such as Texas Instruments and Georgia-Pacific climbed all year until the fourth quarter. Both were weak in the fourth quarter; technology gave up some ground after mid-October as investors grew worried about high valuations and opted to lock in some profits, and paper concerns had a tandem climb with the commodity's price until abrupt short-term weakness occurred during the Fall.

We have taken a new position in Crown Cork & Seal, a mundane industrial goods concern we feel has the earnings power to justify a significantly higher share price within two years. It suffered due to disappointing near-term earnings and confusion over merger plans. Like most of the stocks in Partners Portfolio, we feel we have gotten in on Crown Cork before the perceived turnaround, and have not relied solely on Wall Street research on the firm. We met with management to understand both the current problems and the long-term prospects. Finally, we always look for managers who behave like owners - that was the case at Crown Cork.

Potential and existing holdings will be examined (and re-examined) one at a time in 1996. Careful scrutiny of earnings, a good balance sheet, a high return on equity, solid management, and future growth prospects remain the foundation of our approach.


[OPPENHEIMER FUNDS LOGO]

OPPENHEIMER VARIABLE ACCOUNT FUNDS

OPPENHEIMER BOND FUND

OBJECTIVE - Primarily seeks a high level of current income from investments in high yield fixed income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the Fund seeks capital growth when consistent with its primary objective of high current income.

NARRATIVE BY DAVID NEGRI, FUND MANAGER

Over the course of the year, Oppenheimer Bond Fund's performance was very good mainly due to the combination of declining interest rates and low inflation, which led to an exceptionally strong rally in the bond market in 1995. The Fund's performance was also helped by our corporate bond holdings which reacted favorably to the successes of their underlying companies.

The decline in interest rates led to a very strong rally in Treasury securities, especially in the first half of 1996, with the Fund benefiting from holdings in this area. Since July, however, we've been reducing our Treasury allocation to slowly rework our assets toward emphasizing investments in different categories of U.S. government and corporate bonds. This strategy has allowed us to pursue good income producing investments while adding to the Fund's diversification and thereby helping to reduce risk.

Our strategy over the past six months has been to invest primarily in the U.S. market. To that end, we've broadened our investments to include new asset categories that we believe will help us target the best opportunities in the market and achieve our goal of providing the potential for a higher yield and higher total return. By having more flexibility, we can take advantage of a broader range of investment opportunities, and thereby decrease the overall volatility of the Fund by increasing diversification across asset classes.

With an expectation for continued slower growth in the economy, we've reduced our holdings in utilities and cyclical companies such as mining and metals companies. We currently favor companies that should expect to experience earnings growth in excess of the growth rate of the economy - such as cable, telecommunications, broadcasting, and media firms. We expect these companies to profit most in the coming year.

Our outlook for the Fund is good. Looking ahead, we expect a continuation of the current soft landing scenario - a period of slow but steady economic growth with low inflation, which should be a good environment overall for bonds. In terms of the Treasury market, where we've seen the best performance over the past year, we believe most of the gains have already been experienced. We feel we have positioned the portfolio to perform well in terms of both yield and return as the coming year unfolds.

OPPENHEIMER GLOBAL SECURITIES FUND

OBJECTIVE - Seeks capital growth by investing in a diversified portfolio of foreign and domestic stocks.

NARRATIVE BY GEORGE EVANS, FUND MANAGER

Over the past twelve months the Fund has performed well, primarily the result of a large position in U.S. stocks which helped to offset the lagging performance of foreign markets. The Fund, once again, benefited from the flexibility to change its portfolio weightings depending on the Manager's outlook for specific sectors.

Another equally important factor in the Fund's good performance is your Manager's disciplined "theme based" approach to searching out companies in the U.S. and around the world that stand to benefit from one or more key global themes. These worldwide trends such as telecommunications expansion, emerging consumer markets, infrastructure development and global integration among others are themes that your Manager believes define the future growth of global economies and have allowed the Fund to capitalize on significant growth trends around the world.

Although most overseas markets have underperformed the U.S. market over the last year or so, your Manager believes that the underperformance of investments outside the U.S. is about to change. As falling interest rates and a more stable U.S. dollar have begun to help dollar based emerging markets in general, and specifically large international companies that export to the U.S., there are outstanding growth opportunities at inexpensive prices. As a result, the Fund has increased its exposure to Japanese and European export oriented companies with a focus on high-quality technology stocks. A stronger dollar is beneficial to overseas exporters because their goods are more competitively priced in world markets.

Looking ahead, your Manager believes the outlook for the Fund is extremely positive. Last year the U.S. stock market was the clear winner. Next year it could be Europe, Asia, or even Latin America - but by being able to diversify the Fund's investments throughout the world and by sticking to a theme-based approach for finding the best companies around the world, your Manager feels confident that the Fund is positioned to participate in any environment.

OPPENHEIMER MULTIPLE STRATEGIES FUND

OBJECTIVE - Seeks a total investment return (including current income and capital appreciation in the value of its shares) from investments in a combination of stocks, bonds and "money market" securities. The current allocation of the Fund's portfolio aims to take advantage of current economic conditions while managing risk.

NARRATIVE BY RICHARD RUBINSTEIN, FUND MANAGER

The Fund has performed well over the year, primarily due to our broad diversification. Because different types of securities will perform better at different times, we employ five complementary investment strategies and invest in both stocks and bonds. This approach to investing has allowed us to turn in another year of solid results with lower than average risk.

This year the Fund's performance was driven primarily by our holdings in domestic stocks and bonds. The Fund's large positions in the stocks of technology and healthcare companies had a very positive impact on performance. Both of these areas outperformed the market due to expectations for continued strong earnings in what has become a slower-growing economy. In addition, we're increasing our positions in companies with stock prices we consider low based on our evaluation of the company and with managements that are maintaining a tight reign on costs. Also, we're always looking for opportunities to buy stocks that are temporarily out of favor but have dominant market positions and strong balance sheets. As for our investments in domestic bonds, declining interest rates had a positive effect on the Portfolio particularly the longer-term issues such as long term Treasuries and dollar denominated foreign bonds.

As of year-end, the Fund's holdings were strategically positioned fairly equally across U.S. Treasuries, foreign bonds and corporate high yield bonds. As U.S. interest rates came down causing prices to go up on U.S. Treasuries over the year, we began to sell our holdings in Treasuries and to increase our positions in foreign bonds. Yields outside of the U.S. are currently much more attractive than domestic yields, and though foreign investing subjects the Fund to greater risks and expenses such as the risk of adverse currency fluctuation, it offers both solid growth potential and an opportunity for strategic diversification.

Our outlook for the Fund remains optimistic. Over the past year, the domestic markets have performed very well, and we expect them to continue to provide solid opportunities to diversified investors like ourselves. While corporate earnings growth are likely to slow from what we've seen over the past two years, we believe they will remain strong - and continued low interest rates should bode well for prices of both stocks and bonds.


                              [STRONG FUNDS LOGO]
                                 STRONG FUNDS

STRONG VARIABLE INSURANCE PRODUCTS FUNDS

STRONG DISCOVERY FUND II, INC.

OBJECTIVE - To seek maximum capital appreciation through investments in a diversified portfolio of securities.

NARRATIVE BY RICHARD STRONG, FUND MANAGER

As I begin my thirtieth year in this business, I appreciate more than ever what it takes to survive - and to thrive - as a money manager. My experience has taught me to be like a fox ... to work with the pack without blindly following the herd ... to bide my time, always ready to pounce and take advantage of the extraordinary opportunity when it presents itself.

I believe there are extraordinary opportunities out there right now for incisive, agile money managers. A number of great, young growth companies - in America and abroad - are poised to break away from their competition.

It is our goal to break away with them, using their strength and momentum to create rewards for our shareholders.

MARKET SUMMARY

STOCKS. In 1995, two of the most influential factors that drive stock prices - earnings and interest rates - came together to create a nearly perfect environment for U.S. common stocks. The rally was a fairly steady one, with the S&P hitting 88 new highs during the twelve months. Most small stocks, though they lagged their larger brethren a bit, produced solid gains, as well.

LONG BONDS. Moderate inflation and slow economic growth also helped to fuel a robust rally in long-term bonds. The benchmark 30-year Treasury bond's yield dropped to 5.95% by December 31 from 7.88% a year ago.

SHORT BONDS. Interest rates fell at the short end of the market, too. Although, thanks primarily to the Federal Reserve's moderated monetary policy, they dropped less than long rates did. After raising rates in February, the central bank lowered its federal funds rate twice, in July and in December. The easing, however, totaled just 50 basis points (0.50%) for the year, leaving the yield curve - the spread between short- and long-term rates - fairly flat.

Overall, 1995 was an excellent year for most investments, and we're proud to be able to include the Strong Discovery Fund II among that group. By balancing the Fund's holdings among a mix of resurgent, blue-chip companies and smaller, rapidly growing companies, we were able to create an excellent return for the year.

STRATEGY REVIEW

STEADFAST COMMITMENT TO STOCKS. Throughout the year, we maintained a bullish exposure to U.S. common stocks. Three key factors led us to hold our course:

        (1)     two years of robust corporate-earnings growth,

        (2)     the poor performance of the market in 1994, and

        (3)     our view that interest rates would decline.

Our willingness to stick with a market that many believed was topping out helped the Fund participate fully in the market's year-long rally.

SELECTED THEMES. As ever, our approach to managing the portfolio included healthy measures of both bottom-up stock selection and theme-oriented research. For example, with the help of our energetic staff of analysts, we were able to take advantage of the year's strong surge in technology stocks.

In fact, a number of our holdings in this sector were among the portfolio's top performers. Examples include McAfee Associates, a California firm that specializes in computer-virus software, and CBT Group PLC, which develops, publishes, and markets software for networked and stand-alone personal computers.

By year end, however, we had begun taking profits, reducing our technology exposure significantly. As of December 31, technology issues accounted for 23.6% of the portfolio, down from a high of 50.8% at the end of September.

In addition to identifying sectors we believe show greater-than-average opportunity, we also seek to identify areas of the market that may be headed for trouble. The aging baby-boom generation, if it follows historical patterns, should soon begin to consume less and save more. This is not good news for most U.S. retailers. As a result, we have significantly under-weighted this sector in the portfolio.

OPPORTUNISTIC USE OF BONDS. Late in the year, with the economy slowing and interest rates headed down further, we moved a portion of the portfolio into long-term bonds. As a result, we were able to lock in some attractive long-term yields.

OUR OUTLOOK

Overall, our outlook for U.S. stocks remains favorable. All the key variables are pointed in the right direction: growth is moderate, inflation is low, and we expect interest rates to ease further.

We all must keep in mind, however, that the market's huge run up in 1995 is a lot for the system to digest. Unless the Fed is willing to take more aggressive action to fuel the economy, the prospects for corporate earnings are, if not dim, certainly diminished, especially when compared to last year.

Still, we wholeheartedly believe that there are terrific investment opportunities out there for those investors who know where to look.

STRONG INTERNATIONAL STOCK FUND II, INC.

OBJECTIVE - To seek capital growth. The Fund invests primarily in the equity securities of issuers located outside the United States.

NARRATIVE BY ANTHONY L.T. CRAGG, FUND MANAGER

By investing primarily in the stocks of companies based outside the United States, the Strong International Stock Fund II, Inc. pursues capital growth. The Fund provides convenient access to growth opportunities world-wide and, when added to a domestic portfolio, will increase diversification, while providing the potential for higher returns compared to a U.S.-only portfolio.

INTERNATIONAL MARKETS

Following a turbulent first quarter, international stock markets became less volatile later in the year. The effects of the Mexican peso devaluation subsided, and the dollar turned the corner, strengthening substantially against the Japanese yen. The Japanese market also bounced back significantly, driven by renewed foreign buying as the government stimulated the country's economy and the yen weakened.

HIGHLIGHTING ASIA

Since the Fund's inception in October of this year, we have weighted the portfolio heavily toward Asia, where we see better long-term opportunities, strong growth, and moderate inflation. Many Pacific Basin countries boast fast-growing economies and feature markets with valuations between 15 and 20 times earnings. New Zealand, with its solid economic growth and under-control inflation, remains particularly attractive.

We have also invested the Fund more heavily in Japan, which we believe has begun to recover, aided by a weakened yen and efforts to correct its banking problems. One of the Fund's top performers to date has been Nomura Securities Company, Ltd., the leading Japanese stock-brokerage firm. At year-end, 21.56% of the Fund was invested in Japanese securities - close to our benchmark of 25% to be invested in that country.

Several small-to mid-cap European companies have also been attractive additions to the Fund. Top performers to date include Gucci Group NV, an Italian manufacturer of fine leather goods, and De Rigo Spa, an Italian eyeglass frame maker. We have not found good value in larger European stocks since the Fund's inception, due to the continent's difficult macro-economic environment and continuing struggle toward a unified currency.

The Fund has tapped emerging markets, within reason, by diversifying into Indonesia, China, Malaysia, Korea, Brazil and Thailand. At year-end, 13.57% of the Fund was invested in these emerging markets. As always, however, we retained our "bottom up" approach by attending to country weightings only after first identifying value in individual companies.

CYCLE MAY BENEFIT LONG-TERM INVESTORS

At year end, assets under management in the Strong International Stock Fund II, Inc. approached $1 million. The Fund held approximately 50 stocks, and cash represented 16.1% of the Fund. When the Fund reaches $2 million to $3 million, it will more closely mirror the Strong International Stock Fund, hold more individual stocks, and carry a smaller cash reserve.

We believe the Fund was launched at an opportune time for international stocks. We are very optimistic about the prospects for international markets, especially in light of Wall Street's maturing bull market. Attention could return to the international markets in 1996 as investors who previously have kept their funds invested solely in U.S. stocks may be more inclined to plug into the faster growth rates in international and emerging markets.

Shareholders should keep in mind, however, that the Fund is likely to be more volatile than a U.S.-only fund, due to changes in stock-market conditions, currency values, interest rates, local regulations and economic and political conditions. But given the value currently available in international markets, we believe foreign equities offer long-term investors an attractive opportunity.


STRONG SPECIAL FUND II, INC.

OBJECTIVE - To seek capital appreciation through investments in a diversified portfolio of equity securities.

NARRATIVE BY RICHARD WEISS & MARINA CARLSON, FUND MANAGERS

In pursuit of capital growth, the Strong Special Fund II, Inc. invests at least 70% of its total assets in equity securities. It currently emphasizes medium-sized companies that the Fund's advisor believes are under-researched and attractively valued.

NEAR-PERFECT ENVIRONMENT FOR STOCKS

Low interest rates, combined with moderate inflation and healthy corporate earnings provided a near-perfect environment for U.S. common stocks in 1995, and contributed to the stock market rally that ran practically unabated through year-end. Technology and financial stocks led this momentum-driven market, aided by large inflows into equity mutual funds.

Large companies which, measured by the S&P 500, were up 37.58% through year-end, saw the biggest gains as investors favored traditional large-cap stocks through much of the year. Though mid-cap stocks slightly lagged larger counterparts, they also posted significant gains, as reflected by the S&P MidCap 400's 30.94% total return for the same period.

The Fund had good exposure to some of the best performing sectors this year - especially publishing, broadcasting, and technology.

A DISCIPLINED APPROACH TO INVESTING

Our investing style remained consistent through the year - we do not believe in chasing market momentum. Rather, we continue to evaluate existing and prospective holdings by analyzing their "private value." That simply means we evaluate companies as if we were private buyers - determining how much we would be willing to pay to own the entire company. In doing so, we have a disciplined way to view the company's inherent value and impartially evaluate potential winners and losers.

We look at underfollowed stocks - those with low institutional ownership and low analyst coverage - because we believe they tend to be undervalued by the market. We take a close look at unpopular, or "quiet," sectors because we think that, in a market increasingly dominated by institutions, unpopular sectors can yield superior returns for those willing to look beyond this year's favorites.

Some of the Fund's top performers this year include Paging Network, Inc., a provider of paging services in the U.S., and Sun Microsystems, Inc., a computer hardware manufacturer.

This year, a number of companies in the Fund received takeover bids at a price very close to our private market value. In the publishing and broadcasting sector alone, we own two companies that received takeover bids. Both companies, Capital Cities/ABC, Inc. and CBS, Inc., obtained bids within several dollars of our private market valuations. The Capital Cities/ABC takeover is awaiting a vote by shareholders in January, and the CBS takeover is complete.

CYCLE MAY REWARD MID-CAP STOCKS

We believe the stage now may be set for a longer-term cycle during which mid-cap stocks have the potential to outperform large-cap issues. Given this year's rally in large caps, we find mid-cap issues very attractive, based on their relative value and expected earnings growth.

We are, however, somewhat cautious going into the new year, and are not totally convinced that the much talked-about "soft landing" has occurred. Even with the Fed's bias toward easing credit, the economy is sluggish, and it remains unclear whether this slowdown will evolve into a recession. The market has already basically discounted for slow growth but, if growth is slower than anticipated, the stock market could react negatively.

Looking ahead, we will continue to place emphasis on underfollowed, growing firms selling at significant discounts from their private market values. This attention to discipline and value should help to protect the Fund from sharp declines if the market turns down - while providing the potential for upside appreciation in the meantime.


                     [TWENTIETH CENTURY MUTUAL FUNDS LOGO]
           A MEMBER OF THE TWENTIETH CENTURY FAMILY OF MUTUAL FUNDS.

TCI BALANCED

OBJECTIVE - To seek capital growth and current income.

NARRATIVE BY TWENTIETH CENTURY COMPANIES, INC.

TCI Balanced seeks to provide investors with opportunities for capital growth and current income through a combination of 60% common stocks and 40% investment grade fixed income securities. For the 12 month period ended December 31, 1995, the Fund posted the best calendar year gain since its May 1, 1991, inception. The Fund did, however, trail its benchmark blended index, which gained 28.65% for the period. The S&P 500 index gained 37.58%.

TCI Balanced's common stock holdings are targeted to the shares of larger, well-established companies demonstrating earnings and revenue acceleration. For most of the year this approach proved rewarding and shareholders benefited from strong returns in such industries as healthcare, pharmaceuticals and technology. Yet, as concerns about a slowing U.S. economy developed late in the period, many investors moved to more defensively postured firms characterized by steady (albeit unspectacular) earnings growth. Most such firms do not meet the fund's standards for accelerating growth, but they were major components of the S&P 500's solid gains in the fourth quarter of 1995. History shows us that over time investors will favor companies with the above-average earnings growth we seek on your behalf.

The Federal Reserve Board raised interest rates early in the period and lowered rates later in the year. Responding to falling interest rates, the bond market experienced a sharp price rebound from 1994 declines, which translated into relatively strong performance for the year. The fixed income markets especially favored longer-term bonds. TCI Balanced focuses on less volatile short- and intermediate-term bonds. As a result, while it provided steady income and good performance, it did not fully share in the bond market's appreciation.

Because it is designed to be a more conservative investment than some other Twentieth Century funds, TCI Balanced is not likely to match major stock indices in a year like 1995. Its portfolio design of large company stocks and bonds, however, does give it strong potential for holding its value during down market years.

TCI Balanced continues to pursue its original goal of providing shareholders with the opportunity to invest in a portfolio of growing companies while using bonds to reduce shareprice fluctuations along the way. We will continue to target accelerating growth in earnings and revenues for our stock holdings, while limiting our bond holdings to investment-grade issues. We remain confident that the fund has the potential to provide shareholders with a long-term rate of return that could comfortably outpace the rate of inflation.


TCI GROWTH

OBJECTIVE - To seek capital growth by investing in common stocks (including securities convertible into common stocks) that meet certain fundamental and technical standards of selection and, in the opinion of the Fund's management, have better than average potential for appreciation.

NARRATIVE BY TWENTIETH CENTURY COMPANIES, INC.

TCI Growth reported a strong gain for the 12 months ended December 31, 1995, reflecting the year's powerful market climb. According to Lipper Analytical Services, the average total return for funds with growth investment objectives was 30.79% during the period. The S&P 500 index returned 37.58% for the 12 months.

TCI Growth's best gains came during the year's first three quarters. It climbed steadily in the first half of the period and surged sharply in the third quarter. Hot selling new technologies, the introduction of Windows 95 in August, for example, contributed to the market's extended rally during this period. With nearly half of its portfolio in technology stocks during the 12-month period, the Fund made the most of this trend. Moderate holdings in international stocks provided a positive effect on returns as well.

In the face of growing economic uncertainty late in the year, many investors moved from technology stocks to stocks of large, more established companies with steady earnings, which investors typically consider to be defensive. This change in emphasis clipped Fund performance, especially in comparison with the positive return of the S&P, which was heavily influenced by the returns of large "steady growers" in the index.

TCI Growth, which invests in the stocks of small, medium and large companies, is designed for investors seeking capital growth. To meet that objective the Fund seeks to single out companies with earnings and revenue acceleration because we have found that such an approach can provide attractive returns over the long run.

TCI Growth's continued performance (despite the recent setback in technology-oriented companies) reaffirms to us the potential of combining growth-oriented stocks with a disciplined buying and selling process. We strongly believe that this strategy has the potential to provide significant benefits to those shareholders investing to achieve long-term financial goals.


TCI INTERNATIONAL

OBJECTIVE - To seek capital growth by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation.

NARRATIVE BY TWENTIETH CENTURY COMPANIES, INC.

Most international stocks performed modestly during 1995 in contrast to double-digit gains by the U.S. market. Successful investment opportunities were often overshadowed by difficult market trends during the period. Relatively high interest rates in Europe, economic setbacks in Japan and continued weakness in most emerging markets contributed to erratic performance by many international indices.

TCI International's largest country weighting for the period was Japan, which slowed gains initially but ultimately contributed significantly to the Fund's return. With the Japanese economy showing strong signs of recovery, we began to increase the weightings of these issues in the Fund's portfolio.

Unfortunately, the strengthening yen, which makes Japanese products more expensive overseas, reduced earnings for many of the Fund's stock selections early in the year. By midyear, however, as the yen declined in relation to the dollar, Japanese holdings made strong gains.

Our search for companies with accelerating earnings and revenues had led to some of the best performing sectors of the Japanese market-media, technology and capital goods stocks. Stocks like video game maker Nintendo and semiconductor producer Advantest took advantage of the global demand for new entertainment and technology products, while a capital goods firm like machine-tool maker Fantic responded to the internal economic recovery.

The Fund's European holdings were another important contributor to the Fund's progress in 1995. The Fund's best-performing investements were mainly in industries that enjoy worldwide demand- especially media and pharmaceuticals. In general, although European economies were mixed, European investors favored solid growth companies-a trend that strongly benefited TCI International.

Although the U.S. market outperformed international markets this year, we continue to believe that many of the best growth opportunities in the world exist outside the United States. Asia's emerging market economies, for example, are expanding up to three times faster than that of the U.S. And, unlike the U.S. equities market, many foreign stock markets today are trading at lower valuations than they were two years ago.

Looking ahead, we see opportunities to invest in fast-growing companies around the world. We are excited by these opportunities, and we like to believe that, over the long term, the exporting of Twentieth Century's long-held growth investing philosophy carries significant investment potential.


                             [VAN ECK GLOBAL LOGO]

GOLD AND NATURAL RESOURCES FUND

OBJECTIVE - To seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal.

NARRATIVE BY HARRY J. BINGHAM, FUND MANAGER

During 1995 gold itself traded in the range of $395.20 an ounce to $371.50 and closed at $387.10 an ounce up $3.90 for the year. The high occurred on April 18th when the Bank of Japan followed Germany in lowering interest rates to support the dollar after its sharp 20% decline against the yen. Subsequent rallies appear to have been capped by heavy forward selling by gold mines using leased central bank gold through intermediary bullion banks to deliver into the cash market. Considering that global fabricated demand is estimated to have risen 15% in 1995 and is running 25% above mine production plus scrap recoveries it appears that only the availability of central bank gold for lease cleared the market at prevailing prices.

Late in November, however, the rate at which central banks lease gold, after rising erratically since June from 1% to 3%, rose sharply to 6% for normal three month delivery. This caused gold for future delivery to fall below the cash price for the first time since the volatile 1979 markets. The Bank of England then succeeded in eliciting additional gold to supply the market. Lease rates declined but remained far above the levels that prevailed prior to June. A warning has been issued that there is risk in selling gold forward. Most gold leases are renewable every three months whereas forward sales contracts extend for at least a year and often for much longer. The exposure to widely fluctuating lease rates and therefore a potentially lower net forward price may reduce the attractiveness of large scale long term forward selling to all except those companies needing to ensure a minimum cash flow.

This activity, in our opinion, has contributed to the undervaluation of the purchasing power of gold. During 1995 the price of gold averaged approximately $384 an ounce, about the same as in 1989, despite a 23% rise in the U.S. consumer price index. Simply reducing the rate at which the mining companies add to their forward sales positions and the rate at which central bank leased gold enters the market would likely cause the gold price to rise to a significantly higher purchasing power equilibrium.

North American mining shares, several of which have active exploration, development and/or acquisition programs to add to gold reserves, production and earning power, were the best performing geographical sector of the fund. As measured by the Philadelphia Gold/Silver Index North American shares rose 9.1% for the year. These shares account for approximately 43% of assets.



WORLDWIDE BOND FUND+++

OBJECTIVE - To seek high total return through a flexible policy of investing globally, primarily in debt securities.

NARRATIVE BY MADIS SENNER, FUND MANAGER

We are pleased to report that 1995 was an outstanding year for bond markets worldwide as economic growth began to show signs of weakness and key interest rates were lowered in the U.S., Europe and Japan.



BOND REVIEW

As the year began, investors were cautious on the outlook for bonds after rising short-term U.S. interest rates and the Mexican peso debacle in December resulted in a tumultuous 1994. During the first quarter the Portfolio was weighted toward the strengthening U.S. bond market (on a duration basis), with lesser exposures to Europe and Japan, and durations were temporarily lowered as a defensive strategy. Holdings in the peripheral, less stable bond markets such as Spain and Italy were liquidated at that time.

Toward the end of the first quarter, however, it appeared that economic growth in both the U.S. and Europe was faltering and that inflation was not a threat. The German discount rate was cut in March and as expectations of further rate cuts rose, the bond market rally went into full swing and our positioning became less defensive - we again added Spanish and Italian bond positions during the second quarter and increased the average duration of the Portfolio to almost five years. While we maintained a fairly heavy weighting toward the U.S. throughout the year, at this time we decreased the position somewhat (again, on a duration basis), taking profits, cautious after the first quarter U.S. rally.

Bond markets overall continued to perform exceptionally well as interest rate trends reversed - the federal funds target rate was reduced from 6% to 5.75% in the beginning of July while the German Lombard rate, was lowered from 6% to 5.5% in August, and both rates were again decreased in December, while the German discount rate continued to come down. Further boosting bonds, U.S. bonds in particular, and helping spur confidence in all the global financial markets, the Bank of Japan began aggressively purchasing Treasury bonds with the proceeds from the Bank's intervention to support the dollar and stem the yen's rise.

The Portfolio has remained very underweighted throughout the year in Japanese bonds. The Japanese position accounted for only 6.2% of the Portfolio at the start of the year, was increased to almost 12% by mid-year after a spectacular first half, and declined to 3.5% during the second quarter after we sold into a strong first-half rally. Despite an auspicious start to the year, sustained very low interest rates and credit risk due to the continuing Japanese financial and real estate crisis, continue to make Japanese bonds unattractive relative to other markets. The Japanese market substantially underperformed other bond markets for the year, despite a gain of 9.6% in U.S. dollar terms for the year.

Most bond markets ended the year with gains that rivaled, and in many cases, even beat the global stock markets. The German bond market (13.3% of portfolio holdings by year-end), for example, posted gains of 25.9% in U.S. dollar terms, while the U.S. bond market (almost 33% of the portfolio at December 31) was up 18.3%, and the Danish bond market (over 6% of the Fund), was up 30.6% for the twelve months ended December 31.


+++Formerly Global Bond Fund

CURRENCY REVIEW

World currencies, which are a key component of global bond returns, also had a dramatic year. The U.S. dollar witnessed a historic decline in the beginning of the year, beleaguered by uncertainty over U.S. fiscal policy, rising deficits and the U.S.'s $20 billion support package for the Mexican peso. The greenback rapidly declined against most foreign currencies, hitting post-World War II lows against both the German mark and the Japanese yen in April. The Portfolio was effectively over 80% in stronger foreign currencies during the first months of the year as we hedged the dollar, a strategy that greatly benefited performance. In the end of April, after the dollar had hit its low, we began to increase the dollar position, increasing exposure to 70% by July 31 as the dollar bounced back. However, we were not convinced that the rally would be sustained and we sold dollars into the rally in August. Since that time, we have maintained a foreign currency position of approximately 55-70% of the Portfolio, expecting the dollar to retreat again. This position, however, has dampened Fund returns somewhat since the dollar ended the year with a sharp rebound against the yen, and showing mild strength against the mark. Given the double-digit returns of the bond markets, a fairly high cash (short-term bond) position also had a negative effect.


THE OUTLOOK

While the spectacular bond returns of 1995 will probably not be repeated in the near future, we believe there are several reasons for optimism in the year ahead. We expect continued economic weakness and further easing of interest rates, particularly in Europe, which of course, would be positive for European bonds. While our expectations of another dollar decline were early, we believe a strengthening of foreign currencies versus the dollar remains on the horizon. The Portfolio is positioned to take advantage of these moves. In our opinion, 1996 will be a year of selective opportunities - it will be necessary to reassess the markets and reallocate positions quickly, and, as always, we will remain flexible in our outlook as economic circumstances shift.


                       [VAN KAMPEN AMERICAN CAPITAL LOGO]

REAL ESTATE SECURITIES FUND

OBJECTIVE - Long-term growth of capital and income by investing principally in securities of companies operating in the real estate industry. Current income is a secondary consideration. Under normal market conditions, at least 65% of the Fund's total assets will be invested in real estate securities, primarily equity securities of real estate investment trusts.

NARRATIVE BY VAN KAMPEN AMERICAN CAPITAL

Despite healthy stock and bond market performance, REIT stock performance has been uninspiring due to the continued deceleration of cash flow growth relative to the unsustainable rates of growth experienced in the prior two years.

1996 could be an interesting year, however, as the normalized level of total return for REITs could outpace that of the broader market.

Our current investment strategy is to emphasize the hotel and office/industrial sectors because of the attractive supply/demand characteristics inherent in both and expectations for above group average cash flow growth. We are continuing to de-emphasize the retail sector as the sluggish retail sales of late could negatively impact cash flow growth in 1996.

                             [WARBURG PINCUS LOGO]

INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE - Seeks long-term capital appreciation by investing in equity securities of non-U.S. issuers.

NARRATIVE BY WARBURG PINCUS FUNDS

The year 1995 saw fairly wide divergences in performance among foreign markets. Most European bourses recorded solid gains, while many of the emerging markets, particularly in Asia, suffered losses. Japan, after falling sharply in the year's first six months, staged a powerful recovery at midyear and finished the year at breakeven.

As 1996 begins, our outlook on international equity markets is, in general, positive, and we believe that the Portfolio is well-positioned with regard to its regional and country allocations and its specific holdings. The Portfolio's largest commitment to a single country remains Japan (30% of the portfolio), and we are encouraged by developments in the Japanese economy. The Bank of Japan continues to pursue a reflationary monetary policy; the Ministry of Finance has taken credible steps toward a resolution of the housing-loan problem, which will pave the way for a broader restructuring of the banking system; and most encouraging is the strength in corporate profits, which should have a spillover effect on the general economy, particularly in consumption and capital spending.

Among other developed Asian/Pacific markets, we remain positive on New Zealand. Its macroeconomic environment is good and improving, with inflation below 2%, falling interest rates (though real rates remain high), a trade surplus, and income-tax cuts due to take effect in June of this year.

In Europe, we continue to find attractive opportunities on a selective basis, though Europe as a whole is at a difficult point in its economic cycle. Growth has slowed sharply, consumer confidence is weak, unemployment is high, job formation is poor, and there are fears that the continent may slip back into recession. Compounding these woes are the fiscal restraints imposed on governments seeking to qualify for European monetary union. With government spending limited, central banks across Europe have lowered interest rates in an effort to spur growth in their respective countries. Our belief is that Europe will not fall back into recession, rather that it is undergoing a mid-cycle correction similar to what the U.S. went through. We are cautious, though, and hold relatively few European stocks that are purely cyclical companies.

Emerging markets, collectively, suffered in 1995, and as a result valuations are now lower than they have been in several years. We see many attractive opportunities in emerging markets as 1996 begins, particularly in Asia, which represents the major focus of the Portfolio's emerging-market exposure.

The Portfolio has maintained a relatively light weighting in Latin America, owing to the number of attractive opportunities to be found in Asia. An exception to that general rule is Argentina (3.9% of the portfolio), which we believe has the best prospects among Latin American markets in 1996. The country remains mired in recession, but there are a number of very encouraging signs as well: positive developments on the political front, an end to rising unemployment, and the return of capital back into the economy.


SMALL COMPANY GROWTH PORTFOLIO

OBJECTIVE - Seeks capital growth by investing in equity securities of small-sized domestic companies.

NARRATIVE BY WARBURG PINCUS FUNDS

The fourth quarter witnessed an abrupt correction in technology stocks, particularly semiconductor shares, which had been the market's unchallenged leaders since the year began. Bucking the trend in the technology group, in dramatic fashion, were Internet-related stocks, several of which ran up spectacular gains during the quarter. This, despite the fact that few of these companies have thus far demonstrated anything measurable in the way of earnings, a fact not lost on some of the more bearish analysts and financial commentators.

There were few other major surprises by sector during the quarter. Noteworthy, though, was the resurgence in health-care and biotechnology stocks, beneficiaries of accelerated merger activity within the industry, the successful release of new, innovative products, and the reduced likelihood of government-imposed health-care reform.


OUTLOOK AND STRATEGY

Technology stocks' recent stumble notwithstanding, we remain bullish on the long-term prospects of many companies, and they will continue to figure prominently in the portfolio. That said, selectivity will likely play a more important role in 1996 than it did in 1995.

Other industries in which we continue to find attractive opportunities are health care, especially in the pharmaceutical and physician practice management areas; business and financial services; energy; media/telecommunications; and industrial construction, which stands to benefit significantly from the continued benign interest-rate environment. We will likely build our positions in these areas as 1996 progresses.

The outlook for the small-cap sector as a whole in 1996 is, in our view, quite positive. While we expect the economy to slow somewhat relative to 1995, the slowdown or moderation of growth will have a much more pronounced impact on the earnings of large, S&P 500 companies than on those of smaller companies, which typically are growing at much faster rates. The relatively stronger earnings of these smaller companies will, we believe, draw investors' attention and allow the small-cap sector to outperform the broader market, after trailing it in 1995.

Another factor likely to drive small-cap stocks higher in 1996 is the trend toward mergers and acquisitions, which we expect to continue, supported by an environment of low interest rates and low borrowing costs. Many smaller companies will prove attractive targets for large companies seeking to boost their growth rates incrementally, and this will have a positive impact on small-company share prices.

The likelihood of a reduction in the capital-gains tax also augurs well for the small-cap market, though initially it might prompt a bout of selling by investors looking to take profits. Ultimately, however, a lower capital-gains tax would prove a boon to small-company stocks, in 1996 and beyond, and its prospect makes an already-attractive backdrop for the small-cap market that much more compelling.

FUND PERFORMANCES-THE BEST OF AMERICA(R)
                  LIFE PLANNING SERIES(SM)
                  FOR SINGLE PREMIUM CONTRACTS
                  ISSUED ON OR AFTER APRIL 16, 1990

---------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED**
                   APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
---------------------------------------------------------------------------------------------------------------------------------
                                                                   NON-ANNUALIZED PERCENT CHANGE+           ANNUALIZED PERCENT
                                                                          PERCENT CHANGE+                        CHANGE***
                                                 INCEPTION      1 YR. TO      5 YR. TO      INCEPTION TO  5 YR. TO   INCEPTION TO
            FUNDS +++                              DATE++        12/31/95      12/31/95       12/31/95    12/31/95    12/31/95
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Socially Responsible Growth Fund, Inc.            10/06/93        32.83%        NA*           42.42%         NA*        17.15%
Stock Index Fund                                  09/29/89        35.02%       96.58%         90.67%        14.47%      10.87%

FIDELITY VIP FUND & VIP FUND II
Equity-Income Portfolio                           10/09/86        33.35%      146.29%        181.51%        19.75%      11.87%
Growth Portfolio                                  10/09/86        33.62%      140.76%        217.73%        19.21%      13.35%
High Income Portfolio                             09/19/85        19.05%      123.13%        173.23%        17.41%      10.27%
Overseas Portfolio                                01/28/87         8.26%       38.53%         67.01%         6.73%       5.92%
Asset Manager Portfolio                           09/06/89        15.45%       70.78%         80.58%        11.30%       9.81%
Contrafund Portfolio                              01/03/95         NA*          NA*           37.83%          NA*       38.19%

NATIONWIDE SEPARATE ACCOUNT TRUST
Capital Appreciation Fund                         04/15/92        27.69%        NA*           41.62%          NA*        9.84%
Government Bond Fund                              11/08/82        17.22%       48.40%        196.19%         8.22%       8.61%
Money Market Fund                                 11/10/81         4.29%       15.61%        121.72%         2.94%       5.79%
Small Company Fund                                10/23/95         NA*          NA*           14.10%          NA*      101.60%
Total Return Fund                                 11/08/82        27.43%      103.12%        420.99%        15.23%      13.38%

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                                  09/10/84        30.03%       77.93%        248.96%        12.21%      11.69%
Limited Maturity Bond Portfolio                   09/10/84         9.51%       29.57%        120.73%         5.32%       7.25%
Partners Portfolio                                03/22/94        34.71%        NA*           30.30%          NA*       16.09%

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Bond Fund                                         04/30/85        15.49%       52.20%        147.19%         8.76%       8.85%
Global Securities Fund                            11/12/90          .92%       47.72%         48.05%         8.12%       7.94%
Multiple Strategies Fund                          02/09/87        19.80%       65.51%        126.77%        10.60%       9.65%

STRONG VIP FUNDS
Discovery Fund II, Inc.                           05/08/92        33.52%        NA*           62.15%          NA*       14.18%
International Stock Fund II, Inc.                 10/20/95          NA*         NA*            2.36%          NA*       12.61%
Special Fund II, Inc.                             05/08/92        24.20%        NA*           80.74%          NA*       17.63%

TCI PORTFOLIOS, INC
TCI Balanced                                      05/01/91        19.56%        NA*           45.64%          NA*        8.40%
TCI Growth                                        11/20/87        29.41%       87.42%        139.58%        13.39%      11.37%
TCI International                                 05/01/94        10.77%        NA*            4.32%          NA*        2.57%

VAN ECK WORLDWIDE INSURANCE TRUST
Gold and Natural Resources Fund                   09/01/89         9.56%       51.98%         39.44%         8.73%       5.39%
Worldwide Bond Fund ++++                          09/01/89        15.79%       31.07%         44.33%         5.56%       5.97%

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Fund                       07/03/95          NA*         NA*            7.66%          NA*       16.18%

WARBURG PINCUS TRUST
International Equity Portfolio                    06/30/95          NA*         NA*            6.62%          NA*       13.91%
Small Company Growth Portfolio                    06/30/95          NA*         NA*           24.31%          NA*       55.63%
---------------------------------------------------------------------------------------------------------------------------------

* Performance information is not available for the fund for part or all of the period indicated. See Fund Inception Date.

** SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and other important disclosures on the following page. Please review this information and a product prospectus before investing.

*** Percent change in unit value price represents total return after the deduction of a 1.30% asset charge for mortality and expense risk, administrative charges and premium tax recovery.

+ Percent change in unit value price represents total return after the deduction of a 1.30% asset charge for mortality and expense risk, administrative charges and premium tax recovery. Numbers in these columns represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.

++ Performance includes hypothetical performance for periods before the fund was available in The BEST OF AMERICA, where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved inside the separate account.

+++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

+++   Formerly Global Bond Fund.

FUND PERFORMANCES-THE BEST OF AMERICA(R) LIFE PLANNING SERIES(SM)
                  FOR SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990 (CONT'D)

----------------------------------------------------------------------------------------------------
                            TOTAL RETURN: ASSUMING CONTRACT SURRENDERED
           APPROXIMATE CONTRACT VALUE WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
----------------------------------------------------------------------------------------------------
                                                             1 YEAR                 5 YEARS
     FUNDS +++                             INCEPTION        12/31/94               12/31/90
                                             DATE++         TO 12/31/95            TO 12/31/95
                                                           AV       CSV          AV          CSV
----------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Socially Responsible Growth Fund, Inc.      10/06/93    $65,660    $61,410       NA*         NA*
Stock Index Fund                            09/29/89    $66,758    $62,508    $92,988     $ 89,238

FIDELITY VIP FUND & VIP FUND II
Equity-Income Portfolio                     10/09/86    $65,921    $61,671    $117,786    $114,036
Growth Portfolio                            10/09/86    $68,262    $64,012    $119,078    $115,328
High Income Portfolio                       09/19/85    $58,810    $54,560    $107,053    $103,303
Overseas Portfolio                          01/28/87    $53,413    $49,163    $ 64,360    $ 60,610
Asset Manager Portfolio                     09/06/89    $56,993    $52,743    $ 80,751    $ 77,001
Contrafund Portfolio                        01/03/95       NA*        NA*        NA*         NA*

NATIONWIDE SEPARATE ACCOUNT TRUST
Capital Appreciation Fund                   04/15/92    $61,296    $57,046       NA*         NA*
Government Bond Fund                        11/08/82    $57,290    $53,040    $ 68,705    $ 64,955
Money Market Fund                           11/10/81    $51,271    $47,021    $ 53,099    $ 49,349
Small Company Fund                          10/23/95       NA*        NA*        NA*         NA*
Total Return Fund                           11/08/82    $62,260    $58,010    $ 95,569    $ 91,819

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                            09/10/84    $64,307    $60,057    $ 84,038    $ 80,288
Limited Maturity Bond Portfolio             09/10/84    $54,050    $49,800    $ 60,180    $ 56,430
Partners Portfolio                          03/22/94   $66,612    $62,362       NA*        NA*

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Bond Fund                                   04/30/85    $57,029    $52,779    $ 71,355    $ 67,605
Global Securities Fund                      11/12/90    $49,774    $45,524    $ 68,968    $ 65,218
Multiple Strategies Fund                    02/09/87    $59,183    $54,933    $ 77,816    $ 74,066

STRONG VIP FUNDS
Discovery Fund II, Inc.                     05/08/92    $65,994    $61,744       NA*        NA*
International Stock Fund II, Inc.           10/20/95       NA*        NA*        NA*        NA*
Special Fund II, Inc.                       05/08/92    $61,352    $57,102       NA*        NA*

TCI PORTFOLIOS, INC.
TCI Balanced                                05/01/91    $59,054    $54,804       NA*        NA*
TCI Growth                                  11/20/87    $63,977    $59,727    $88,764    $ 85,014
TCI International                           05/01/94    $54,648    $50,398       NA*        NA*

VAN ECK WORLDWIDE INSURANCE TRUST
Gold and Natural Resources Fund             09/01/89    $54,050    $49,800    $ 70,699   $ 66,949
Worldwide Bond Fund ++++                    09/01/89    $57,204    $52,954    $ 60,788   $ 57,038

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Fund                 07/03/95       NA*        NA*        NA*        NA*

WARBURG PINCUS TRUST
International Equity Portfolio              06/30/95       NA*        NA*        NA*        NA*
Small Company Growth Portfolio              06/30/95       NA*        NA*        NA*        NA*
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                10 YEARS                 LIFE OF
     FUNDS +++                                  12/31/85                  FUND
                                               TO 12/31/95             TO 12/31/95
                                              AV         CSV          AV        CSV
--------------------------------------------------------------------------------------
DREYFUS CORPORATION
Socially Responsible Growth Fund, Inc.        NA*         NA*      $ 69,145   $ 65,145
Stock Index Fund                              NA*         NA*      $ 87,400   $ 84,400

FIDELITY VIP FUND & VIP FUND II
Equity-Income Portfolio                       NA*         NA*      $125,469   $125,469
Growth Portfolio                              NA*         NA*      $144,265   $144,265
High Income Portfolio                       $113,823   $113,823    $120,698   $120,698
Overseas Portfolio                            NA*         NA*      $ 71,972   $ 69,972
Asset Manager Portfolio                       NA*         NA*      $ 83,388   $ 80,388
Contrafund Portfolio                          NA*         NA*      $ 54,573   $ 50,323

NATIONWIDE SEPARATE ACCOUNT TRUST
Capital Appreciation Fund                     NA*         NA*      $ 66,948   $ 62,948
Government Bond Fund                        $ 95,250   $ 95,250    $127,467   $127,467
Money Market Fund                           $ 65,728   $ 65,728    $ 91,173   $ 91,173
Small Company Fund                            NA*         NA*      $ 56,865   $ 52,615
Total Return Fund                           $126,240   $126,240    $239,930   $239,930

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                            $122,910   $122,910    $159,310   $159,310
Limited Maturity Bond Portfolio             $ 79,194   $ 79,194    $ 96,311   $ 96,311
Partners Portfolio                            NA*         NA*      $ 63,498   $ 59,248

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Bond Fund                                   $ 93,661   $ 93,661    $109,384   $109,384
Global Securities Fund                        NA*         NA*      $ 68,842   $ 65,342
Multiple Strategies Fund                      NA*         NA*      $102,059   $100,059

STRONG VIP FUNDS
Discovery Fund II, Inc.                       NA*         NA*      $ 77,290   $ 73,290
International Stock Fund II, Inc.             NA*         NA*      $ 51,004   $ 46,754
Special Fund II, Inc.                         NA*         NA*      $ 86,859   $ 82,859

TCI PORTFOLIOS, INC.
TCI Balanced                                  NA*         NA*      $ 68,309   $ 64,559
TCI Growth                                    NA*         NA*      $109,127   $107,127
TCI International                             NA*         NA*      $ 50,831   $ 46,581

VAN ECK WORLDWIDE INSURANCE TRUST
Gold and Natural Resources Fund               NA*         NA*      $ 62,124   $ 59,124
Worldwide Bond Fund ++++                      NA*         NA*      $ 65,608   $ 62,608

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Fund                   NA*         NA*      $ 53,472   $ 49,222

WARBURG PINCUS TRUST
International Equity Portfolio                NA*         NA*      $ 52,959   $ 48,709
Small Company Growth Portfolio                NA*         NA*      $ 77,014   $ 72,764
--------------------------------------------------------------------------------------


This is neither an offer to sell, nor a solicitation to buy securities. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus which contains more complete information. You should read the prospectus carefully before investing. These performance illustrations represent past fund performance based on a hypothetical single premium of $50,000 for a 50-year-old male non-smoker. Investment return and the principal value of such investments are not guaranteed and will fluctuate so that an investor's shares/units, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future returns. The performance figures reflect a mortality and expense risk charge, applicable cost of insurance charges, surrender charges, an annual administrative charge, and applicable investment advisory fees. Please refer to the current prospectus for details regarding these charges.

* Certain funds are less than 1, 5 or 10 years old, therefore such figures are not available for these funds.

++ Performance includes hypothetical performance for periods before the fund was available in THE BEST OF AMERICA Life Planning Series(SM), where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved in the separate account.

+++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

++++  Formerly Global Bond Fund.

AV means Accumulated Value. CSV means Cash Surrender Value.

FUND PERFORMANCES-THE BEST OF AMERICA(R)
                  LIFE PLANNING SERIES(SM)
                  FOR FLEXIBLE PREMIUM CONTRACTS

-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL RETURN: ASSUMING CONTRACT NOT SURRENDERED**
                  APPROXIMATE PERCENT CHANGE IN NET ASSETS WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
-------------------------------------------------------------------------------------------------------------------------------
                                                                NON-ANNUALIZED PERCENT CHANGE+     ANNUALIZED PERCENT CHANGE***
                                              INCEPTION       1 YR. TO   5 YR. TO   INCEPTION TO    5 YR. TO     INCEPTION TO
FUNDS+++                                        DATE++        12/31/95   12/31/95     12/31/95      12/31/95       12/31/95
-------------------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Socially Responsible Growth Fund, Inc.        10/06/93         33.49%        NA*        44.02%         NA*          17.74%
Stock Index Fund                              09/29/89         35.69%     101.58%       96.76%       15.05%         11.43%

FIDELITY VIP FUND & VIP FUND II
Equity-Income Portfolio                       10/09/86         34.02%     152.58%      195.01%       20.36%         12.44%
Growth Portfolio                              10/09/86         34.29%     146.91%      232.96%       19.81%         13.93%
High Income Portfolio                         09/19/85         19.65%     128.83%      187.88%       18.01%         10.83%
Overseas Portfolio                            01/28/87          8.81%      42.07%       74.75%        7.28%          6.45%
Asset Manager Portfolio                       09/06/89         16.03%      75.15%       86.45%       11.86%         10.37%
Contrafund Portfolio                          01/03/95           NA*         NA*        38.52%         NA*          38.89%

NATIONWIDE SEPARATE ACCOUNT TRUST
Capital Appreciation Fund                     04/15/92         28.33%        NA*        44.29%         NA*          10.39%
Government Bond Fund                          11/08/82         17.80%      52.20%      216.68%        8.76%          9.17%
Money Market Fund                             11/10/81          4.81%      18.58%      138.29%        3.47%          6.33%
Small Company Fund                            10/23/95           NA*         NA*        14.21%         NA*         102.59%
Total Return Fund                             11/08/82         28.07%     108.31%      457.03%       15.81%         13.96%

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                              09/10/84         30.68%      82.48%      269.61%       12.78%         12.26%
Limited Maturity Bond Portfolio               09/10/84         10.05%      32.88%      133.79%        5.85%          7.80%
Partners Portfolio                            03/22/94         35.39%        NA*        31.45%         NA*          16.67%

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Bond Fund                                     04/30/85         16.07%      56.09%      160.94%        9.31%          9.41%
Global Securities Fund                        11/12/90          1.43%      51.48%       51.92%        8.66%          8.49%
Multiple Strategies Fund                      02/09/87         20.39%      69.74%      137.24%       11.16%         10.21%

STRONG VIP FUNDS
Discovery Fund II, Inc.                       05/08/92         34.18%        NA*        65.15%         NA*          14.75%
International Stock Fund II, Inc.             10/20/95           NA*         NA*         2.46%         NA*          13.16%
Special Fund II, Inc.                         05/08/92         24.82%        NA*        84.09%         NA*          18.22%

TCI PORTFOLIOS, INC
TCI Balanced                                  05/01/91         20.16%        NA*        49.11%         NA*           8.94%
TCI Growth                                    11/20/87         30.06%      92.21%      149.64%       13.96%         11.94%
TCI International                             05/01/94         11.32%        NA*         5.19%         NA*           3.09%

VAN ECK WORLDWIDE INSURANCE TRUST
Gold and Natural Resources Fund               09/01/89         10.11%      55.87%       43.98%        9.28%          5.93%
Worldwide Bond Fund++++                       09/01/89         16.37%      34.43%       49.03%        6.10%          6.50%

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Fund                   07/03/95           NA*         NA*         7.92%         NA*          16.76%

WARBURG PINCUS TRUST
International Equity Portfolio                06/30/95           NA*         NA*         6.88%         NA*          14.48%
Small Company Growth Portfolio                06/30/95           NA*         NA*        24.61%         NA*          56.40%
-----------------------------------------------------------------------------------------------------------------------------

* Performance information is not available for the fund for part or all of the period indicated. See Fund Inception Date.

** SEC and NASD regulations require that any reporting of product performance be accompanied by standardized data and other important disclosures. Please review this information and a product prospectus before investing.

*** Percent change in unit value price represents total return after the deduction of an .80% asset charge for mortality and expense risk, administrative charges and premium tax recovery.

+ Percent change in unit value price represents total return after the deduction of a .80% asset charge for mortality and expense risk, administrative charges and premium tax recovery. Numbers in these columns represent the total percentage change in the unit value for the period indicated. This is not an annual return figure.

++ Performance includes hypothetical performance for periods before the fund was available in The BEST OF AMERICA, where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved inside the separate account.

+++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

++++  Formerly Global Bond Fund.

FUND PERFORMANCES-THE BEST OF AMERICA(R) LIFE PLANNING SERIES(SM)
                  FOR FLEXIBLE PREMIUM CONTRACTS (CONT'D)

----------------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL RETURN: ASSUMING CONTRACT SURRENDERED
                                        APPROXIMATE CONTRACT VALUE WITH CAPITAL GAINS AND INCOME DIVIDENDS REINVESTED
----------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR           5 YEARS             10 YEARS              LIFE OF
          FUNDS+++                      INCEPTION     12/31/94          12/31/90            12/31/85                FUND
                                          DATE++     TO 12/31/95       TO 12/31/95        TO 12/31/95            TO 12/31/95
                                                     AV       CSV      AV      CSV        AV        CSV         AV        CSV
----------------------------------------------------------------------------------------------------------------------------------
DREYFUS CORPORATION
Socially Responsible Growth Fund, Inc.   10/06/93   $10,861   $6,055       NA*       NA*        NA*        NA*   $ 31,889  $ 27,564
Stock Index Fund                         09/29/89   $11,064   $6,258   $62,751   $59,387        NA*        NA*   $ 91,028  $ 88,625

FIDELITY VIP FUND & VIP FUND II
Equity-Income Portfolio                  10/09/86   $10,905   $6,099   $72,361   $68,997        NA*        NA*   $161,923  $161,923
Growth Portfolio                         10/09/86   $10,978   $6,172   $68,392   $65,028        NA*        NA*   $167,787  $167,787
High Income Portfolio                    09/19/85   $ 9,669   $4,863   $63,123   $59,758   $154,929   $154,929   $164,865  $164,865
Overseas Portfolio                       01/28/87   $ 8,679   $3,874   $51,719   $48,354        NA*        NA*   $104,094  $102,652
Asset Manager Portfolio                  09/06/89   $ 9,312   $4,507   $54,300   $50,936        NA*        NA*   $ 80,088  $ 77,685
Contrafund Portfolio                     01/03/95       NA*      NA*       NA*       NA*        NA*        NA*   $ 11,338  $  6,532

NATIONWIDE SEPARATE ACCOUNT TRUST
Capital Appreciation Fund                04/15/92   $10,374   $5,568       NA*       NA*        NA*        NA*   $ 43,453  $ 39,608
Government Bond Fund                     11/08/82   $ 9,497   $4,692   $51,178   $47,814   $128,018   $128,018   $208,810  $208,810
Money Market Fund                        11/10/81   $ 8,359   $3,553   $44,316   $40,951   $100,505   $100,505   $172,791  $172,791
Small Company Fund                       10/23/95       NA*      NA*       NA*       NA*        NA*        NA*   $ 10,376  $  5,570
Total Return Fund                        11/08/82   $10,396   $5,590   $61,337   $57,973   $156,633   $156,633   $288,921  $288,921

NEUBERGER & BERMAN ADVISERS
MANAGEMENT TRUST
Growth Portfolio                         09/10/84   $10,679   $5,873   $57,144   $53,780   $151,379   $151,379   $185,663  $185,663
Limited Maturity Bond Portfolio          09/10/84   $ 8,818   $4,012   $47,061   $43,697   $111,407   $111,407   $140,389  $140,389
Partners Portfolio                       03/22/94   $11,046   $6,240       NA*       NA*        NA*        NA*   $ 21,218  $ 16,412

OPPENHEIMER VARIABLE ACCOUNT FUNDS
Bond Fund                                04/30/85   $ 9,344   $4,538   $51,907   $48,543   $129,132   $129,132   $147,593  $147,593
Global Securities Fund                   11/12/90   $ 8,063   $3,257   $52,774   $49,410        NA*        NA*   $ 62,453  $ 59,569
Multiple Strategies Fund                 02/09/87   $ 9,737   $4,931   $55,376   $52,012        NA*        NA*   $118,953  $117,511

STRONG VIP FUNDS
Discovery Fund II, Inc.                  05/08/92   $10,905   $6,099       NA*       NA*        NA*        NA*   $ 46,843  $ 42,998
International Stock Fund II, Inc.        10/20/95       NA*      NA*       NA*       NA*        NA*        NA*   $  9,297  $  4,491
Special Fund II, Inc.                    05/08/92   $10,086   $5,280       NA*       NA*        NA*        NA*   $ 47,283  $ 43,439

TCI PORTFOLIOS, INC
TCI Balanced                             05/01/91   $ 9,697   $4,891       NA*       NA*        NA*        NA*   $ 52,377  $ 49,013
TCI Growth                               11/20/87   $10,592   $5,786   $58,577   $55,212        NA*        NA*   $124,952  $123,510
TCI International                        05/01/94   $ 8,882   $4,076       NA*       NA*        NA*        NA*   $ 17,759  $ 12,954

VAN ECK WORLDWIDE INSURANCE TRUST
Gold and Natural Resources Fund          09/01/89   $ 8,778   $3,972   $56,541   $53,177        NA*        NA*   $ 74,424  $ 72,021
Worldwide Bond Fund++++                  09/01/89   $ 9,410   $4,604   $48,106   $44,742        NA*        NA*   $ 69,739  $ 67,336

VAN KAMPEN AMERICAN CAPITAL
LIFE INVESTMENT TRUST
Real Estate Securities Trust             07/03/95       NA*      NA*       NA*       NA*        NA*        NA*   $  9,404  $  4,598

WARBURG PINCUS TRUST
International Equity Portfolio           06/30/95       NA*      NA*       NA*       NA*        NA*        NA*   $  9,322  $  4,516
Small Company Growth Portfolio           06/30/95       NA*      NA*       NA*       NA*        NA*        NA*   $ 10,921  $  6,115
-----------------------------------------------------------------------------------------------------------------------------------


This is neither an offer to sell, nor a solicitation to buy securities. This material is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus which contains more complete information. You should read the prospectus carefully before investing. These performance illustrations represent past fund performance based on a hypothetical annual premium of $10,000 for a 45-year-old male non-smoker preferred with a level death benefit and an initial specified amount of $495,941 (based on a guideline-level premium of $10,000 issued on a preferred basis). Investment return and the principal value of such investments are not guaranteed and will fluctuate so that an investor's shares/units, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future returns. The performance figures reflect a premium load, a mortality and expense risk charge, applicable cost of insurance charges, surrender charges, a monthly administrative charge, and applicable investment advisory fees. Please refer to the current prospectus for details regarding these charges.

* Certain funds are less than 1, 5 or 10 years old, therefore such figures are not available for these funds.

++ Performance includes hypothetical performance for periods before the fund was available in THE BEST OF AMERICA Life Planning Series(SM), where applicable, applying contract charges to actual fund NAV's to determine the performance the fund would have achieved in the separate account.

+++ Funds are neither insured nor guaranteed by the U.S. Government. For the Money Market Fund, there is no assurance that a stable $1 fund NAV (used to calculate Unit Value) can be maintained. Figures quoted represent past performance and returns can fluctuate.

++++  Formerly Global Bond Fund.

AV means Accumulated Value. CSV means Cash Surrender Value.

================================================================================

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                               DECEMBER 31, 1995

ASSETS:
  Investments at market value:
    The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro)
         62,614 shares (cost $1,038,589) ............................................      $  1,083,848
    Dreyfus Stock Index Fund (DryStkIx)
         271,861 shares (cost $4,342,422) ...........................................         4,676,009
    Fidelity VIP - Equity-Income Portfolio (FidEqInc)
         1,479,252 shares (cost $24,428,367) ........................................        28,505,182
    Fidelity VIP - Growth Portfolio (FidGro)
         1,134,365 shares (cost $33,508,734) ........................................        33,123,460
    Fidelity VIP - High Income Portfolio (FidHiInc)
         825,519 shares (cost $9,365,281) ...........................................         9,947,503
    Fidelity VIP - Overseas Portfolio (FidOSeas)
         676,060 shares (cost $10,850,506) ..........................................        11,526,815
    Fidelity VIP-II - Asset Manager Portfolio (FidAsMgr)
         1,172,533 shares (cost $16,833,524) ........................................        18,514,290
    Fidelity VIP-II - Contrafund Portfolio (FidContP)
         195,404 shares (cost $2,668,754) ...........................................         2,692,665
    Nationwide SAT - Capital Appreciation Fund (NWCapApp)
         212,307 shares (cost $2,582,301) ...........................................         2,861,899
    Nationwide SAT - Government Bond Fund (NWGvtBd)
         467,280 shares (cost $4,984,922) ...........................................         5,308,298
    Nationwide SAT - Money Market Fund (NWMyMkt)
         25,831,056 shares (cost $25,831,056) .......................................        25,831,056
    Nationwide SAT - Small Company Fund (NWSmCoFd)
         30,450 shares (cost $339,903) ..............................................           347,742
    Nationwide SAT - Total Return Fund (NWTotRet)
         1,926,298 shares (cost $20,615,292) ........................................        22,229,482
    Neuberger & Berman - Growth Portfolio (NBGro)
         351,272 shares (cost $8,083,142) ...........................................         9,083,899
    Neuberger & Berman - Limited Maturity Bond Portfolio (NBLtdMat)
         211,743 shares (cost $2,994,517) ...........................................         3,114,733
    Neuberger & Berman - Partners Portfolio (NBPart)
         216,170 shares (cost $2,643,081) ...........................................         2,859,928
    Oppenheimer - Bond Fund (OppBdFd)
         342,871 shares (cost $3,867,584) ...........................................         4,059,588
    Oppenheimer - Global Securities Fund (OppGlSec)
         397,052 shares (cost $5,971,306) ...........................................         5,955,777
    Oppenheimer - Multiple Strategies Fund (OppMult)
         349,048 shares (cost $4,730,069) ...........................................         5,078,650
    Strong VIP - Strong Discovery Fund II, Inc. (StDisc2)
         403,468 shares (cost $4,727,581) ...........................................         5,422,616
    Strong VIP - Strong International Stock Fund II, Inc. (StIntStk2)
         9,631 shares (cost $97,747) ................................................            98,431
    Strong VIP - Strong Special Fund II, Inc. (StSpec2)
         672,585 shares (cost $10,088,689) ..........................................        11,460,850
    TCI Portfolios - TCI Balanced (TCIBal)
         217,142 shares (cost $1,372,140) ...........................................         1,528,680
    TCI Portfolios - TCI Growth (TCIGro)
         868,667 shares (cost $8,887,302) ...........................................        10,476,124
    TCI Portfolios - TCI International (TCIInt)
         208,270 shares (cost $1,082,648) ...........................................         1,110,078
    Van Eck - Gold and Natural Resources Fund (VEGoldNR)
         244,680 shares (cost $3,489,920) ...........................................         3,528,286
    Van Eck - Worldwide Bond Fund (VEWrldBd)
         182,821 shares (cost $1,985,685) ...........................................         2,036,622
    Van Kampen American Capital - Real Estate Securities Fund (VKACRESec)
         28,825 shares (cost $299,720) ..............................................           309,583
    Warburg Pincus - International Equity Portfolio (WPIntEq)
         158,334 shares (cost $1,656,897) ...........................................         1,686,256
    Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)
         273,996 shares (cost $3,188,845) ...........................................         3,427,686
                                                                                           ------------
             Total assets ...........................................................       237,886,036

    ACCOUNTS PAYABLE ................................................................           816,393
                                                                                           ------------
    CONTRACT OWNERS' EQUITY .........................................................      $237,069,643
                                                                                           ============

Contract owners' equity represented by:

                                                                                           UNITS         UNIT VALUE
                                                                                         ---------       ----------
 Single Premium contracts issued prior to April 16, 1990:
   Fidelity VIP - Equity-Income Portfolio .......................................           13,681       $26.373971    $    360,822
   Fidelity VIP - Growth Portfolio ..............................................            9,046        30.259267         273,725
   Fidelity VIP - High Income Portfolio .........................................            3,417        21.685282          74,099
   Fidelity VIP - Overseas Portfolio ............................................            9,048        17.526172         158,577
   Fidelity VIP-II - Asset Manager Portfolio ....................................            1,075        18.081878          19,438
   Nationwide SAT - Government Bond Fund ........................................            2,984        19.357639          57,763
   Nationwide SAT - Money Market Fund ...........................................            9,556        14.287454         136,531
   Nationwide SAT - Total Return Fund ...........................................            1,195        22.138653          26,456
   Neuberger & Berman - Growth Portfolio ........................................            5,776        22.976381         132,712
   Neuberger & Berman - Limited Maturity Bond Portfolio .........................            4,610        15.906671          73,330
   Oppenheimer - Global Securities Fund .........................................            1,656        11.503363          19,050
   Strong VIP - Strong Special Fund II, Inc. ....................................              319        18.309087           5,841
   TCI Portfolios - TCI Growth ..................................................            8,480        25.381408         215,234
   Van Eck - Gold and Natural Resources Fund ....................................            4,617        12.839256          59,279
   Van Eck - Worldwide Bond Fund ................................................               23        14.458585             333
   Van Kampen American Capital - Real Estate Securities Fund ....................            4,203        10.784280          45,326

 Single Premium contracts issued on or after April 16, 1990:
   The Dreyfus Socially Responsible Growth Fund, Inc. ...........................           10,235        14.242220         145,769
   Dreyfus Stock Index Fund .....................................................           57,341        13.621789         781,087
   Fidelity VIP - Equity-Income Portfolio .......................................          508,482        21.648958      11,008,105
   Fidelity VIP - Growth Portfolio ..............................................          435,011        20.999607       9,135,060
   Fidelity VIP - High Income Portfolio .........................................          124,646        22.388295       2,790,611
   Fidelity VIP - Overseas Portfolio ............................................          299,548        12.667544       3,794,537
   Fidelity VIP-II - Asset Manager Portfolio ....................................          354,042        17.721708       6,274,229
   Fidelity VIP-II - Contrafund Portfolio .......................................           63,736        11.071965         705,683
   Nationwide SAT - Capital Appreciation Fund ...................................           16,446        14.444672         237,557
   Nationwide SAT - Government Bond Fund ........................................          221,416        16.104612       3,565,819
   Nationwide SAT - Money Market Fund ...........................................        1,202,213        12.028786      14,461,163
   Nationwide SAT - Small Company Fund ..........................................           18,120        11.410311         206,755
   Nationwide SAT - Total Return Fund ...........................................          136,950        19.154939       2,623,269
   Neuberger & Berman - Growth Portfolio ........................................          167,819        16.264834       2,729,548
   Neuberger & Berman - Limited Maturity Bond Portfolio .........................           80,410        13.684722       1,100,388
   Neuberger & Berman - Partners Portfolio ......................................           59,329        13.495873         800,697
   Oppenheimer - Bond Fund ......................................................           91,827        16.056725       1,474,441
   Oppenheimer - Global Securities Fund .........................................          103,965        11.413379       1,186,592
   Oppenheimer - Multiple Strategies Fund .......................................          124,127        16.404926       2,036,294
   Strong VIP - Strong Discovery Fund II, Inc. ..................................          130,968        16.214896       2,123,632
   Strong VIP - Strong International Stock Fund II, Inc. ........................            2,862        10.226632          29,269
   Strong VIP - Strong Special Fund II, Inc. ....................................          162,203        18.074367       2,931,717
   TCI Portfolios - TCI Balanced ................................................           38,974        12.914886         503,345
   TCI Portfolios - TCI Growth ..................................................          229,772        17.116040       3,932,787
   TCI Portfolios - TCI International ...........................................           41,356        10.403803         430,260
   Van Eck - Gold and Natural Resources Fund ....................................          118,139        14.230388       1,681,164
   Van Eck - Worldwide Bond Fund ................................................           55,939        14.170551         792,686
   Van Kampen American Capital - Real Estate Securities Fund ....................           12,834        10.765797         138,168
   Warburg Pincus - International Equity Portfolio ..............................           68,691        10.661502         732,349
   Warburg Pincus - Small Company Growth Portfolio ..............................           93,602        12.430586       1,163,528

 Multiple Payment contracts and Flexible Premium contracts:
   The Dreyfus Socially Responsible Growth Fund, Inc. ...........................           65,138        14.401809         938,105
   Dreyfus Stock Index Fund .....................................................          282,759        13.775382       3,895,113
   Fidelity VIP - Equity-Income Portfolio .......................................          771,429        22.215745      17,137,870
   Fidelity VIP - Growth Portfolio ..............................................        1,116,041        21.256059      23,722,633
   Fidelity VIP - High Income Portfolio .........................................          339,950        20.852993       7,088,975
   Fidelity VIP - Overseas Portfolio ............................................          554,741        13.645033       7,569,459
   Fidelity VIP-II - Asset Manager Portfolio ....................................          764,633        15.982529      12,220,769
   Fidelity VIP-II - Contrafund Portfolio .......................................          179,024        11.099135       1,987,012
   Nationwide SAT - Capital Appreciation Fund ...................................          178,373        14.713230       2,624,443
   Nationwide SAT - Government Bond Fund ........................................          112,463        14.984933       1,685,251
   Nationwide SAT - Money Market Fund ...........................................          887,531        11.714295      10,396,800
   Nationwide SAT - Small Company Fund ..........................................           12,345        11.420759         140,989
   Nationwide SAT - Total Return Fund ...........................................        1,076,286        18.192762      19,580,615
   Neuberger & Berman - Growth Portfolio ........................................          389,800        15.962482       6,222,175
   Neuberger & Berman - Limited Maturity Bond Portfolio .........................          148,223        13.096811       1,941,249
   Neuberger & Berman - Partners Portfolio ......................................          151,517        13.591346       2,059,320
   Oppenheimer - Bond Fund ......................................................          170,613        15.164813       2,587,314
   Oppenheimer - Global Securities Fund .........................................          411,619        11.542134       4,750,962
   Oppenheimer - Multiple Strategies Fund .......................................          188,985        16.100377       3,042,730
   Strong VIP - Strong Discovery Fund II, Inc. ..................................          199,781        16.514850       3,299,353
   Strong VIP - Strong International Stock Fund II, Inc. ........................            6,756        10.236021          69,155
   Strong VIP - Strong Special Fund II, Inc. ....................................          463,043        18.408627       8,523,986
   TCI Portfolios - TCI Balanced ................................................           77,950        13.155049       1,025,436
   TCI Portfolios - TCI Growth ..................................................          391,898        16.149061       6,328,785
   TCI Portfolios - TCI International ...........................................           64,755        10.477472         678,469
   Van Eck - Gold and Natural Resources Fund ....................................          114,539        15.612002       1,788,183
   Van Eck - Worldwide Bond Fund ................................................           93,956        13.253457       1,245,242
   Van Kampen American Capital - Real Estate Securities Fund ....................           11,685        10.792212         126,107
   Warburg Pincus - International Equity Portfolio ..............................           89,255        10.687672         953,928
   Warburg Pincus - Small Company Growth Portfolio ..............................          181,701        12.461074       2,264,190
                                                                                            ======       ==========    ------------
                                                                                                                       $237,069,643
                                                                                                                       ============

See accompanying notes to financial statements.
===============================================================================

================================================================================

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                                  1995                  1994             1993
                                                                              -------------         ------------      ------------
INVESTMENT ACTIVITY:
    Reinvested capital gains and dividends .........................          $   6,764,208            3,376,057           974,676
                                                                              -------------         ------------      ------------
    Gain (loss) on investments:
         Proceeds from redemption of mutual fund shares ............            163,574,836          184,340,809       115,961,691
         Cost of mutual fund shares sold ...........................           (154,208,870)        (184,441,475)     (113,135,035)
                                                                              -------------         ------------      ------------
         Realized gain (loss) on investments .......................              9,365,966             (100,666)        2,826,656
         Change in unrealized gain (loss) on investments ...........             17,134,325           (3,604,010)        1,224,589
                                                                              -------------         ------------      ------------
              Net gain (loss) on investments .......................             26,500,291           (3,704,676)        4,051,245
                                                                              -------------         ------------      ------------
                   Net investment activity .........................             33,264,499             (328,619)        5,025,921
                                                                              -------------         ------------      ------------

EQUITY TRANSACTIONS:
    Purchase payments received from contract owners ................            106,694,208           77,172,455        31,008,045
    Surrenders (note 2d) ...........................................             (4,970,867)          (1,308,994)         (559,275)
    Death benefits (note 4) ........................................               (143,265)             (15,398)         (360,580)
    Policy loans (net of repayments) (note 5) ......................             (2,529,830)          (2,980,396)       (1,781,013)
                                                                              -------------         ------------      ------------
                   Net equity transactions .........................             99,050,246           72,867,667        28,307,177
                                                                              -------------         ------------      ------------

EXPENSES:
    Deductions for surrender charges (note 2d) .....................               (364,725)            (116,899)          (24,490)
    Redemptions to pay cost of insurance charges
         and administrative charges (notes 2b and 2c) ..............            (14,110,656)          (5,382,393)       (1,539,443)
    Deductions for asset charges (note 3) ..........................             (1,747,342)            (879,737)         (430,173)
                                                                              -------------         ------------      ------------
                   Total expenses ..................................            (16,222,723)          (6,379,029)       (1,994,106)
                                                                              -------------         ------------      ------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ..............................            116,092,022           66,160,019        31,338,992
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD ........................            120,977,621           54,817,602        23,478,610
                                                                              -------------         ------------      ------------
CONTRACT OWNERS' EQUITY END OF PERIOD ..............................          $ 237,069,643          120,977,621        54,817,602
                                                                              =============          ===========        ==========

See accompanying notes to financial statements.
===============================================================================

================================================================================

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1995, 1994 AND 1993


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   (a) Organization and Nature of Operations

     The Nationwide VLI Separate Account-2 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on May 7, 1987. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

     The Company offers Modified Single Premium and Flexible Premium Variable Life Insurance Policies through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

   (b) The Contracts

     Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges, and note 3 for asset charges.

     Contract owners may invest in the following:

     The Dreyfus Socially Responsible Growth Fund, Inc. (DrySRGro);

     Dreyfus Stock Index Fund (DryStkIx)(formerly Dreyfus Life and Annuity Index Fund, Inc. (DLAI));

     Portfolios of the Fidelity Variable Insurance Products Fund (Fidelity VIP);

          Fidelity VIP - Equity-Income Portfolio (FidEqInc)
          Fidelity VIP - Growth Portfolio (FidGro)
          Fidelity VIP - High Income Portfolio (FidHiInc)
          Fidelity VIP - Overseas Portfolio (FidOSeas)

     Portfolios of the Fidelity Variable Insurance Products Fund II (Fidelity VIP-II);

          Fidelity VIP-II - Asset Manager Portfolio (FidAsMgr)
          Fidelity VIP-II - Contrafund Portfolio (FidContP)

     Funds of the Nationwide Separate Account Trust (Nationwide SAT) (managed for a fee by an affiliated investment advisor);

          Nationwide SAT - Capital Appreciation Fund (NWCapApp)
          Nationwide SAT - Government Bond Fund (NWGvtBd)
          Nationwide SAT - Money Market Fund (NWMyMkt)
          Nationwide SAT - Small Company Fund (NWSmCoFd)
          Nationwide SAT - Total Return Fund (NWTotRet)

     Portfolios of the Neuberger & Berman Advisers Management Trust (Neuberger & Berman);

          Neuberger & Berman - Growth Portfolio (NBGro)
          Neuberger & Berman - Limited Maturity Bond Portfolio (NBLtdMat) Neuberger & Berman - Partners Portfolio (NBPart)

Funds of the Oppenheimer Variable Account Funds (Oppenheimer);

          Oppenheimer - Bond Fund (OppBdFd)
          Oppenheimer - Global Securities Fund (OppGlSec)
          Oppenheimer - Multiple Strategies Fund (OppMult)

     Funds of the Strong Variable Insurance Products Funds (Strong VIP);

          Strong VIP - Strong Discovery Fund II, Inc. (StDisc2)
          Strong VIP - Strong International Stock Fund II, Inc. (StIntStk2) Strong VIP - Strong Special Fund II, Inc. (StSpec2)

     Portfolios of the TCI Portfolios, Inc. (TCI Portfolios);

          TCI Portfolios - TCI Balanced (TCIBal)
          TCI Portfolios - TCI Growth (TCIGro)
          TCI Portfolios - TCI International (TCIInt)

     Funds of the Van Eck Worldwide Insurance Trust (Van Eck) (formerly Van Eck Investment Trust);

          Van Eck - Gold and Natural Resources Fund (VEGoldNR)
          Van Eck - Worldwide Bond Fund (VEWrldBd) (formerly Van Eck - Global
                    Bond Fund (VEGlobBd))

     Fund of the Van Kampen American Capital Life Investment Trust (Van Kampen American Capital);

          Van Kampen American Capital - Real Estate Securities Fund
          (VKACRESec)

     Portfolios of the Warburg Pincus Trust (Warburg Pincus);

          Warburg Pincus - International Equity Portfolio (WPIntEq) Warburg Pincus - Small Company Growth Portfolio (WPSmCoGr)

     At December 31, 1995, contract owners have invested in all of the above funds. The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

  (c) Security Valuation, Transactions and Related Investment Income

     The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1995. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

  (d) Federal Income Taxes

     The operations of the Account form a part of, and are taxed with, the operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

     Currently, no charge is being made to the Account for Federal income taxes, or reserves for such taxes, which may be attributed to the Account. However, the Company reserves the right to make such charges in the future.

  (e) Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) POLICY CHARGES

  (a) Deductions from Premiums

     On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

  (b) Cost of Insurance

     A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

  (c) Administrative Charges

     For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

     Contracts issued prior to April 16, 1990:
          Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

     Contracts issued on or after April 16, 1990:
          Purchase payments totalling less than $25,000 - $90/year ($65/year in New York)
          Purchase payments totalling $25,000 or more - $50/year

     For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

     For flexible premium contracts, the Company currently deducts a monthly administrative charge of $25 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

The above charges are assessed against each contract by liquidating units.

  (d) Surrenders

     Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

     For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year, and declines to 0% after the ninth year.

     For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, declining to 0% after the ninth year.

     The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

  (3) ASSET CHARGES

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria. For single premium contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     For multiple payment contracts and flexible premium contracts the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations.

     The above charges are assessed through the daily unit value calculation.

(4) DEATH BENEFITS

     Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5) POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% (50% during first year of single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6) SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for determining contract owners' equity. This schedule is presented for each series, as applicable, in the following format:

          - Beginning unit value - Jan. 1

          - Reinvested dividends and capital gains (This amount reflects the increase in the unit value due to dividend and capital gain distributions from the underlying mutual funds.)

          - Unrealized gain (loss)
            (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

          - Asset charges
            (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

          - Ending unit value - Dec. 31

          - Percentage increase (decrease) in unit value.
===============================================================================

===============================================================================

                                                                     Schedule I

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                 FIDEQINC        FIDGRO          FIDHIINC       FIDOSEAS
                                                 --------        ------          --------       --------
1995

Beginning unit value - Jan. 1                   $19.708533      22.566466       18.151674       16.131866
------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            1.542607        .124738        1.314664         .123427
------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            5.341041       7.828480        2.410020        1.428229
------------------------------------------------------------------------------------------------------------
Asset charges                                     (.218210)      (.260417)       (.191076)       (.157350)
------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     $26.373971      30.259267       21.685282       17.526172
------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                 34%             34%             19%             9%
============================================================================================================

1994

Beginning unit value - Jan. 1                   $18.583057      22.785679       18.612185       16.009316
------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            1.395798       1.371061        1.706032         .082663
------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            (.087894)     (1.381165)      (1.991707)        .196908
------------------------------------------------------------------------------------------------------------
Asset charges                                     (.182428)      (.209109)       (.174836)       (.157021)
------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     $19.708533      22.566466       18.151674       16.131866
------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                  6%            (1)%            (2)%             1%
============================================================================================================

1993

Beginning unit value - Jan. 1                   $15.870837      19.270345       15.591886       11.777024
------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains             .463717        .428707        1.282532         .275295
------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            2.415095       3.287237        1.901458        4.091447
------------------------------------------------------------------------------------------------------------
Asset charges                                     (.166592)      (.200610)       (.163691)       (.134450)
------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     $18.583057      22.785679       18.612185       16.009316
------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                 17%            18%              19%             36%
============================================================================================================



                                                FIDASMGR        NWGVTBD          NWMYMKT        NWTOTRET
                                                --------        -------          -------        --------
1995

Beginning unit value - Jan. 1                   15.607540       16.457035       13.652006       17.312690
----------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .327932        1.167149         .768745        1.720678
----------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           2.304058        1.903991         .000000        3.293404
----------------------------------------------------------------------------------------------------------
Asset charges                                    (.157652)       (.170536)       (.133297)       (.188119)
----------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     18.081878       19.357639       14.287454       22.138653
----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                 16%            18%              5%             28%
==========================================================================================================

1994

Beginning unit value - Jan. 1                   16.778042       17.168348       13.267517       17.291720
----------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .815806        1.079469         .512535         .875020
----------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                          (1.832732)      (1.633239)        .000000        (.688478)
----------------------------------------------------------------------------------------------------------
Asset charges                                    (.153576)       (.157543)       (.128046)       (.165572)
----------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     15.607540       16.457035       13.652006       17.312690
----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                (7)%            (4)%             3%              0%
==========================================================================================================

1993

Beginning unit value - Jan. 1                   13.992516       15.826033       13.035884       15.738275
----------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .649736        1.013212         .357335         .643850
----------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           2.280467         .488744         .000000        1.067081
----------------------------------------------------------------------------------------------------------
Asset charges                                    (.144677)       (.159641)       (.125702)       (.157486)
----------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                     16.778042       17.168348       13.267517       17.291720
----------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*                                 20%             8%              2%              10%
==========================================================================================================

* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

                        NATIONWIDE VLI SEPARATE ACCOUNT-2

             SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                            NBGRO       NBLTDMAT     OPPGLSEC     STSPEC2      TCIGRO
                                         ----------    ---------    ---------    ---------    ---------
1995

Beginning unit value - Jan. 1            $17.608267    14.475203    11.358489    14.690448    19.544976
-------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .623265      .804090      .298934      .761035      .022491
-------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                     4.945641      .771696     (.045712)    3.013032     6.032555
-------------------------------------------------------------------------------------------------------
Asset charges                              (.200792)    (.144318)    (.108348)    (.155428)    (.218614)
-------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $22.976381    15.906671    11.503363    18.309087    25.381408
-------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     unit value*(a)                          30%          10%           1%          25%          30%
=======================================================================================================

1994

Beginning unit value - Jan. 1            $18.709214    14.635617    12.162716    14.315226    19.964524
-------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains     2.255334      .618309      .214436      .411358      .002137
-------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                    (3.185612)    (.641424)    (.903773)     .103258     (.236035)
-------------------------------------------------------------------------------------------------------
Asset charges                              (.170669)    (.137299)    (.114890)    (.139394)    (.185650)
-------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $17.608267    14.475203    11.358489    14.690448    19.544976
-------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                      (6)%          (1)%        (7)%           3%         (2)%
=======================================================================================================

1993

Beginning unit value - Jan. 1            $17.686598     13.856975       **           **       18.270571
-------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .409995       .569917                               .049805
-------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                      .782366       .345457                              1.825395
-------------------------------------------------------------------------------------------------------
Asset charges                              (.169745)     (.136732)                             (.181247)
-------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $18.709214     14.635617                             19.964524
-------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                       6%            6%                                     9%
=======================================================================================================


                                          VEGOLDNR     VEWRLDBD    VKACRESEC
                                         ---------    ---------    ---------
1995

Beginning unit value - Jan. 1            11.677805    12.443161    10.000000
----------------------------------------------------------------------------
Reinvested dividends and capital gains     .115292     1.008475      .092106
----------------------------------------------------------------------------
Unrealized gain (loss)                    1.160549     1.138120      .740132
----------------------------------------------------------------------------
Asset charges                             (.114390)    (.131171)    (.047958)
----------------------------------------------------------------------------
Ending unit value - Dec. 31              12.839256    14.458585    10.784280
----------------------------------------------------------------------------
Percentage increase (decrease)
     unit value*(a)                         10%          16%         8%(b)
============================================================================

1994

Beginning unit value - Jan. 1            12.382561    12.729709       **
----------------------------------------------------------------------------
Reinvested dividends and capital gains     .062321      .051271
----------------------------------------------------------------------------
Unrealized gain (loss)                    (.652194)    (.220753)
----------------------------------------------------------------------------
Asset charges                             (.114883)    (.117066)
----------------------------------------------------------------------------
Ending unit value - Dec. 31              11.677805    12.443161
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                     (6)%         (2)%
============================================================================

1993

Beginning unit value - Jan. 1             7.583732        **          **
----------------------------------------------------------------------------
Reinvested dividends and capital gains     .035765
----------------------------------------------------------------------------
Unrealized gain (loss)                    4.857738
----------------------------------------------------------------------------
Asset charges                             (.094674)
----------------------------------------------------------------------------
Ending unit value - Dec. 31              12.382561
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                      63%
============================================================================

*  An annualized rate of return cannot be determined as:

   (a) Asset charges do not include the policy charges discussed in note 2; and

   (b) This investment option was not utilized for the entire year indicated.

** This investment option was not available or was not utilized.

===============================================================================
                                                          Schedule I, Continued

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                          DRYSRGRO      DRYSTKLX      FIDEQINC      FIDGRO      FIDHIINC     FIDOSEAS     FIDASMGR
                                         ----------    -----------   ----------   ----------   ----------   ----------   ----------
1995

Beginning unit value - Jan. 1            $10.722275     10.088849    16.234159    15.715602    18.805616    11.700527    15.350115
----------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .392053        .36133     1.269479      .086841     1.361583      .089493      .322418
----------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                     3.289798      3.326196     4.390826     5.444880     2.491513     1.033414     2.260958
----------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.161906)     (.154595)    (.245506)    (.247716)    (.270417)    (.155890)    (.211783)
----------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $14.242220     13.621789    21.648958    20.999607    22.388295    12.667544    17.721708
----------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                      33%           35%          33%          34%          19%           8%          15%
==================================================================================================================================

1994

Beginning unit value - Jan. 1            $10.702403     10.131165    15.360584    15.923752    19.350153    11.652241    16.559029
----------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .276372       .283260     1.152726      .957853     1.773098      .060146      .804872
----------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                     (.117327)     (.195255)    (.073161)    (.966373)   (2.069306)     .144272    (1.806726)
----------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.139173)     (.130321)    (.205990)    (.199630)    (.248329)    (.156132)    (.207060)
----------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $10.722275     10.088849    16.234159    15.715602    18.805616    11.700527    15.350115
----------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                      0%            0%            6%          (1)%         (3)%          0%          (7)%
==================================================================================================================================

1993

Beginning unit value - Jan. 1                 **       $10.000000    13.165400    13.515048    16.267831     8.602313    13.859040
----------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                   1.497818      .383884      .300564     1.337665      .201014      .643313
----------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                  (1.334006)    2.000061     2.300317     1.977956     2.983042     2.252405
----------------------------------------------------------------------------------------------------------------------------------
Asset charges                                            (.032647)    (.188761)    (.192177)    (.233299)    (.134128)    (.195729)
----------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                            $10.131165    15.360584    15.923752    19.350153    11.652241    16.559029
----------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                                   1%(b)         17%          18%          19%          35%          19%
==================================================================================================================================

                                          FIDCONTP     NWCAPAPP     NWGVTBD
                                         ---------    ---------    ---------
1995

Beginning unit value - Jan. 1            10.000000    11.312336    13.739287
----------------------------------------------------------------------------
Reinvested dividends and capital gains     .142783      .642275      .972265
----------------------------------------------------------------------------
Unrealized gain (loss)                     .998389     2.653961     1.587542
----------------------------------------------------------------------------
Asset charges                             (.069207)    (.163900)    (.194482)
----------------------------------------------------------------------------
Ending unit value - Dec. 31              11.071965    14.444672    16.104612
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                    11%(b)        28%          17%
============================================================================

1994

Beginning unit value - Jan. 1                **       11.563943    14.383265
----------------------------------------------------------------------------
Reinvested dividends and capital gains                  .182742      .902346
----------------------------------------------------------------------------
Unrealized gain (loss)                                 (.286826)   (1.366016)
----------------------------------------------------------------------------
Asset charges                                          (.147523)    (.180308)
----------------------------------------------------------------------------
Ending unit value - Dec. 31                           11.312336    13.739287
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                                  (2)%        (4)%
============================================================================

1993

Beginning unit value - Jan. 1                 **      10.688742    13.305926
----------------------------------------------------------------------------
Reinvested dividends and capital gains                  .260088      .849957
----------------------------------------------------------------------------
Unrealized gain (loss)                                  .755302      .410720
----------------------------------------------------------------------------
Asset charges                                          (.140189)    (.183338)
----------------------------------------------------------------------------
Ending unit value - Dec. 31                           11.563943    14.383265
----------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                                   8%           8%
============================================================================


 *   An annualized rate of return cannot be determined as:

         (a) Asset charges do not include the policy charges discussed in note 2; and

         (b) This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.
===============================================================================

===============================================================================
                                                          Schedule I, Continued

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                           NWMYMKT      NWSMCOFD     NWTOTRET      NBGRO       NBLTDMAT     NBPART       OPPBDFD
                                         -----------   ----------   ----------   ----------   ----------  -----------   ----------
1995

Beginning unit value - Jan. 1            $11.534440    10.000000    15.031721    12.508337    12.496729    10.018146    13.903136
---------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .648458      .017459     1.489410      .442496      .693794      .081860      .956955
---------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                      .000000     1.418328     2.856936     3.508824      .664378     3.550382     1.391543
---------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.154112)    (.025476)    (.223128)    (.194823)    (.170179)    (.154515)    (.194909)
---------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $12.028786    11.410311    19.154939    16.264834    13.684722    13.495873    16.056725
---------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       4%         14%(b)        27%          30%           10%         35%          15%
=================================================================================================================================

1994

Beginning unit value - Jan. 1            $11.249231       **        15.066007    13.336899    12.679406    10.000000    14.362878
---------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .433762                   .760244     1.607088      .535454      .000000      .809172
---------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                      .000000                  (.597472)   (2.269450)    (.555628)     .072562    (1.086058)
---------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.148553)                 (.197058)    (.166200)    (.162503)    (.054416)    (.182856)
---------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $11.534440                 15.031721    12.508337    12.496729    10.018146    13.903136
---------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       3%                        0%         (6)%         (1)%         0%(b)        (3)%
=================================================================================================================================

1993

Beginning unit value - Jan. 1            $11.092030       **        13.761364    12.652864    12.047601       **        12.872824
---------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains      .303567                   .561430      .293188      .495297                   .894915
---------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                      .000000                   .931322      .556715      .298894                   .774891
---------------------------------------------------------------------------------------------------------------------------------
Asset charges                              (.146366)                 (.188109)    (.165868)    (.162386)                 (.179752)
---------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31              $11.249231                 15.066007    13.336899    12.679406                 14.362878
---------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       1%                        9%           5%           5%                       12%
=================================================================================================================================

                                             OPPGLSEC     OPPMULT      STDISC2
                                            ----------   ----------   ----------
1995

Beginning unit value - Jan. 1               11.309050    13.693997    12.144445
-------------------------------------------------------------------------------
Reinvested dividends and capital gains        .297396     1.103154      .211667
-------------------------------------------------------------------------------
Unrealized gain (loss)                       (.045694)    1.805769     4.042004
-------------------------------------------------------------------------------
Asset charges                                (.147373)    (.197994)    (.183220)
-------------------------------------------------------------------------------
Ending unit value - Dec. 31                 11.413379    16.404926    16.214896
-------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                         1%          20%          34%
===============================================================================

1994

Beginning unit value - Jan. 1               12.152136    14.148115    13.003547
-------------------------------------------------------------------------------
Reinvested dividends and capital gains        .214078      .720350      .971167
-------------------------------------------------------------------------------
Unrealized gain (loss)                       (.900362)    (.993926)   (1.670283)
-------------------------------------------------------------------------------
Asset charges                                (.156802)    (.180542)    (.159986)
-------------------------------------------------------------------------------
Ending unit value - Dec. 31                 11.309050    13.693997    12.144445
-------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       (7)%         (3)%         (7)%
===============================================================================

1993

Beginning unit value - Jan. 1               10.000000    12.362293    10.796269
-------------------------------------------------------------------------------
Reinvested dividends and capital gains        .000000      .546245      .809234
-------------------------------------------------------------------------------
Unrealized gain (loss)                       2.187580     1.411883     1.546688
-------------------------------------------------------------------------------
Asset charges                                (.035444)    (.172306)    (.148644)
-------------------------------------------------------------------------------
Ending unit value - Dec. 31                 12.152136    14.148115    13.003547
-------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value* (a)                       22%(b)        14%         20%
===============================================================================


 *   An annualized rate of return cannot be determined as:

     (a) Asset charges do not include the policy charges discussed in note 2;
         and

     (b) This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                         STINTSTK2     STSPEC2      TCIBAL        TCIGRO       TCIINT     VEGOLDNR      VEWRLDBD
                                        -----------   ---------   ----------    ----------   ----------   ----------   ---------
1995

Beginning unit value - Jan. 1           $10.000000    14.552799    10.801955    13.226279     9.392654    12.988341    12.237880
--------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains     .041085      .753037      .305779      .015219      .000000      .127947      .990055
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                     .209467     2.978850     1.961461     4.076606     1.136602     1.287916     1.118852
--------------------------------------------------------------------------------------------------------------------------------
Asset charges                             (.023920)    (.210319)    (.154309)    (.202064)    (.125453)    (.173816)    (.176236)
--------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31             $10.226632    18.074367    12.914886    17.116040    10.403803    14.230388    14.170551
--------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                     2%(b)         24%          20%          29%          11%          10%          16%
================================================================================================================================

1994

Beginning unit value - Jan. 1               **       $14.230663    10.876445    13.557427    10.000000    13.820369    12.563474
--------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                  .407898      .260556      .001450      .000000      .069418      .050533
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                  .103521     (.194370)    (.160376)    (.554327)    (.726294)    (.218292)
--------------------------------------------------------------------------------------------------------------------------------
Asset charges                                          (.189283)    (.140676)    (.172222)    (.053019)    (.175152)    (.157835)
--------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                          $14.552799    10.801955    13.226279     9.392654    12.988341    12.237880
--------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                                    2%         (1)%         (2)%         (6)%(b)      (6)%         (3)%
================================================================================================================================

1993

Beginning unit value - Jan. 1               **       $11.518529    10.232336    12.451309        **        8.494453    11.809827
--------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                  .057229      .193813      .033826                   .039957      .949184
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                 2.823424      .587650     1.241015                  5.430795     (.037350)
--------------------------------------------------------------------------------------------------------------------------------
Asset charges                                          (.168519)    (.137354)    (.168723)                 (.144836)    (.158187)
--------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                          $14.230663    10.876445     13.557427                13.820369    12.563474
--------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                                   24%           6%            9%                      63%           6%
================================================================================================================================

                                           VKACRESEC     WPINTEQ      WPSMCOGR
                                           ----------   ----------   ----------
1995

Beginning unit value - Jan. 1              10.000000    10.000000    10.000000
------------------------------------------------------------------------------
Reinvested dividends and capital gains       .091962      .077347      .000000
------------------------------------------------------------------------------
Unrealized gain (loss)                       .739397      .650501     2.501606
------------------------------------------------------------------------------
Asset charges                               (.065562)    (.066346)    (.071020)
------------------------------------------------------------------------------
Ending unit value - Dec. 31                10.765797    10.661502    12.430586
------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)                       8%(b)         7%(b)       24%(b)
==============================================================================

1994

Beginning unit value - Jan. 1                 **            **          **
------------------------------------------------------------------------------
Reinvested dividends and capital gains
------------------------------------------------------------------------------
Unrealized gain (loss)
------------------------------------------------------------------------------
Asset charges
------------------------------------------------------------------------------
Ending unit value - Dec. 31
------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)
==============================================================================

1993

Beginning unit value - Jan. 1                 **            **          **
------------------------------------------------------------------------------
Reinvested dividends and capital gains
------------------------------------------------------------------------------
Unrealized gain (loss)
------------------------------------------------------------------------------
Asset charges
------------------------------------------------------------------------------
Ending unit value - Dec. 31
------------------------------------------------------------------------------
Percentage increase (decrease)
     in unit value*(a)
==============================================================================

*   An annualized rate of return cannot be determined as:

     (a)  Asset charges do not include the policy charges discussed in note 2;
          and

     (b)  This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                               DrySRGro               DryStkIx         FidEqInc         FidGro         FidHiInc
                                               --------               --------         --------         ------         --------

1995
Beginning unit value - Jan. 1                  $10.788547              10.151919       16.576413       15.828463       17.428943
------------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .396430                .364933        1.297971         .087506        1.262495
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           3.317353               3.354508        4.496038        5.494030        2.316172
------------------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.100521)              (.095978)       (.154677)       (.153940)       (.154617)
------------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $14.401809              13.775382       22.215745       21.256059       20.852993
------------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                 33%                     36%             34%             34%             20%
====================================================================================================================================

1994
Beginning unit value - Jan. 1                  $10.715005              10.143796       15.606442       15.958341       17.844401
------------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .278073                .284601        1.172669         .960381        1.635883
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           (.118575)              (.195976)       (.073581)       (.966828)      (1.910067)
------------------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.085956)              (.080502)       (.129117)       (.123431)       (.141274)
------------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $10.788547              10.151919       16.576413       15.828463       17.428943
------------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                 1%                      0%              6%             (1)%            (2)%
====================================================================================================================================

1993
Beginning unit value - Jan. 1                  $10.000000              10.000000       13.308899       13.476298       14.926526
------------------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .031142               1.499665         .389191         .299849        1.227974
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .703426              (1.335764)       2.026087        2.300419        1.821967
------------------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.019563)              (.020105)       (.117735)       (.118225)       (.132066)
------------------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $10.715005              10.143796       15.606442       15.958341       17.844401
------------------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                7%(b)                  1%(b)            17%             18%              20%
====================================================================================================================================



                                               FidOSeas        FidAsMgr        FidContP        NWCapApp        NWGvtBd
                                               --------        --------        --------        --------        -------

1995
Beginning unit value - Jan. 1                  12.540728       13.774855       10.000000       11.465403       12.720514
------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains           .095965         .289466         .143118         .653781         .903001
------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                          1.111417        2.035460         .998657        2.696528        1.472503
------------------------------------------------------------------------------------------------------------------------
Asset charges                                   (.103077)       (.117252)       (.042640)       (.102482)       (.111085)
------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    13.645033       15.982529       11.099135       14.713230       14.984933
------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                 9%              16%            11%(b)           28%             18%
========================================================================================================================

1994
Beginning unit value - Jan. 1                  12.426854       14.785784           **          11.662121       13.250482
------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains           .064174         .719044                         .184927         .833925
------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           .152413       (1.615920)                       (.289863)      (1.261429)
------------------------------------------------------------------------------------------------------------------------
Asset charges                                   (.102713)       (.114053)                       (.091782)       (.102464)
------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    12.540728       13.774855                       11.465403       12.720514
------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                 1%             (7)%                                (2)%            (4)%
========================================================================================================================

1993
Beginning unit value - Jan. 1                   9.128094       12.312732           **          10.725293       12.196370
------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains           .213405         .571816                         .261975         .781559
------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                          3.173177        2.008516                         .761628         .376228
------------------------------------------------------------------------------------------------------------------------
Asset charges                                   (.087822)       (.107280)                       (.086775)       (.103675)
------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    12.426854       14.785784                       11.662121       13.250482
------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                36%              20%                             9%              9%
========================================================================================================================





*    An annualized rate of return cannot be determined as:
  (a)  Asset charges do not include the policy charges discussed in note 2; and
  (b)  This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                NWMyMkt        NWSmCoFd         NWTotRet         NBGro          NBLtdMat
                                                -------        --------         --------         -----          --------

1995

Beginning unit value - Jan. 1                  $11.176411      10.000000       14.205723       12.214794       11.900389
-----------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .629782        .017475        1.413734         .432461         .661221
-----------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .000000       1.418968        2.703396        3.432609         .635177
-----------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.091898)      (.015684)       (.130091)       (.117382)       (.099976)
-----------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $11.714295      11.420759       18.192762       15.962482       13.096811
-----------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  5%           14%(b)           28%             31%              10%
=============================================================================================================================


1994
Beginning unit value - Jan. 1                  $10.845265          **          14.167308       12.959107       12.014277
-----------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .419275                         .717782        1.562441         .507651
-----------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .000000                        (.565055)      (2.207122)       (.526553)
-----------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.088129)                       (.114312)       (.099632)       (.094986)
-----------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $11.176411                       14.205723       12.214794       11.900389
-----------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  3%                              0%            (6)%            (1)%
=============================================================================================================================


1993
Beginning unit value - Jan. 1                  $10.639809          **          12.875439       12.232618       11.358230
-----------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .291848                        .527331         .283612         .467224
-----------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .000000                        .873117         .541815         .283278
-----------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.086392)                      (.108579)       (.098938)       (.094455)
-----------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $10.845265                      14.167308       12.959107       12.014277
-----------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  2%                             10%             6%              6%
=============================================================================================================================


                                                 NBPart          OppBdFd        OppGlSec        OppMult          StDisc2
                                                 ------          -------        --------        -------          -------

1995

Beginning unit value - Jan. 1                  $10.038887       13.065574       11.379737       13.372968       12.307607
-------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .082096         .902009         .299595        1.079776         .215562
-------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                           3.565899        1.310232        (.045711)       1.766931        4.106245
-------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.095536)       (.113002)       (.091487)       (.119298)       (.114564)
-------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $13.591346       15.164813       11.542134       16.100377       16.514850
-------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  35%            16%              1%              20%             34%
=========================================================================================================================


1994
Beginning unit value - Jan. 1                  $10.000000       13.430475       12.167250       13.747705       13.112678
-------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains            .000000         .759284         .214589         .702216         .983647
-------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                            .072401       (1.018698)       (.905246)       (.968729)      (1.689193)
-------------------------------------------------------------------------------------------------------------------------
Asset charges                                    (.033514)       (.105487)       (.096856)       (.108224)       (.099525)
-------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                    $10.038887       13.065574       11.379737       13.372968       12.307607
-------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                  0%             (3)%            (6)%            (3)%            (6)%
=========================================================================================================================


1993
Beginning unit value - Jan. 1                       **         $11.976650       10.000000       11.952042       10.832134
-------------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                            .835328         .000000         .529802         .814568
-------------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                            .721678        2.189077        1.368631        1.557980
-------------------------------------------------------------------------------------------------------------------------
Asset charges                                                    (.103181)       (.021827)       (.102770)       (.092004)
-------------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                                    $13.430475       12.167250       13.747705       13.112678
-------------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                                  12%            22%(b)          15%              21%
=========================================================================================================================


*    An annualized rate of return cannot be determined as:

  (a)  Asset charges do not include the policy charges discussed in note 2; and

  (b)  This investment option was not utilized for the entire year indicated.

**   This investment option was not available or was not utilized.

                       NATIONWIDE VLI SEPARATE ACCOUNT-2

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                      SCHEDULES OF CHANGES IN UNIT VALUES

                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                              StIntStk2       StSpec2         TCIBal          TCIGro           TCIInt
                                              ---------       -------         -------         ------           ------

1995
Beginning unit value - Jan. 1                $10.000000      14.748256       10.948128       12.417011        9.412116
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains          .041121        .764407         .310910         .014289         .000000
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                          .209625       3.027469        1.992508        3.834812        1.142911
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                  (.014725)      (.131505)       (.096497)       (.117051)       (.077555)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                  $10.236021      18.408627       13.155049       16.149061       10.477472
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                               2%(b)           25%             20%             30%             11%
=======================================================================================================================


1994
Beginning unit value - Jan. 1                    **         $14.350073       10.968814       12.664593       10.000000
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                         .412806         .263602         .001356         .000000
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                         .103139        (.196764)       (.149703)       (.555221)
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                                 (.117762)       (.087524)       (.099235)       (.032663)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                                 $14.748256       10.948128       12.417011        9.412116
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                               3%              0%             (2)%           (6)%(b)
=======================================================================================================================


1993
Beginning unit value - Jan. 1                    **         $11.556788       10.267347       11.572833           **
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains                         .057587         .195102         .031592
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                                        2.840017         .591395        1.156915
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                                 (.104319)       (.085030)       (.096747)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                                 $14.350073       10.968814       12.664593
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                              24%              7%              9%
=======================================================================================================================





                                               VEGoldNR        VEWrldBd        VKACRESec       WPIntEq        WPSmCoGr
                                               --------        --------        ---------       -------        --------

1995
Beginning unit value - Jan. 1                 14.178501       11.388987       10.000000       10.000000       10.000000
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains          .140115         .923751         .092168         .077521         .000000
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                         1.410450        1.041904         .740443         .651025        2.504833
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                  (.117064)       (.101185)       (.040399)       (.040874)       (.043759)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                   15.612002       13.253457       10.792212       10.687672       12.461074
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                10%            16%             8%(b)           7%(b)          25%(b)
=======================================================================================================================


1994
Beginning unit value - Jan. 1                 15.011706       11.633841           **               **             **
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains          .075618         .046884
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                         (.791458)       (.201583)
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                  (.117365)       (.090155)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                   14.178501       11.388987
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                (6)%           (2)%
=======================================================================================================================


1993
Beginning unit value - Jan. 1                  9.180337       10.880964           **               **             **
-----------------------------------------------------------------------------------------------------------------------
Reinvested dividends and capital gains          .043340         .876895
-----------------------------------------------------------------------------------------------------------------------
Unrealized gain (loss)                         5.884613        (.034094)
-----------------------------------------------------------------------------------------------------------------------
Asset charges                                  (.096584)       (.089924)
-----------------------------------------------------------------------------------------------------------------------
Ending unit value - Dec. 31                   15.011706       11.633841
-----------------------------------------------------------------------------------------------------------------------
Percentage increase (decrease)
in unit value* (a)                                64%             7%
=======================================================================================================================







*    An annualized rate of return cannot be determined as:

  (a)  Asset charges do not include the policy charges discussed in note 2; and

  (b)  This investment option was not utilized for the entire year indicated.

**   This investment option was not available.









See note 6.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                          Independent Auditors' Report

The Board of Directors and Contract Owners of
  Nationwide VLI Separate Account-2
  Nationwide Life Insurance Company:

     We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account-2 as of December 31, 1995, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account-2 as of December 31, 1995, and the results of its operations and its changes in contract owners' equity and the schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1996



--------------------------------------------------------------------------------

This report is for the information of contract owners with funds in the Nationwide VLI Separate Account-2. It may also be used, from time to time, as sales literature, but only when accompanied or preceded by the current prospectus, which contains complete information about the contracts which invest in the separate account, and their fees, charges and expenses. If this report is used as sales literature after March 31, 1996, it must be accompanied by the fund performance report reflecting performances for the most recently completed calendar quarter. Prospective investors should read the prospectus carefully before investing.